                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05898

                        Morgan Stanley Prime Income Trust
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York                10020
    (Address of principal executive offices)                (Zip code)

                                Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: September 30, 2006

Date of reporting period: September 30, 2006

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Prime Income Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPAINED BY A PROSPECTUS FOR THE TRUST BEING OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE TRUST'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

FUND REPORT
FOR THE YEAR ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

The overall economic climate during the 12-month reporting period was quite favorable for the senior loan asset class. Although economic growth moderated in the last months of the period and housing showed signs of weakness, inflation remained largely contained and credit market fundamentals remained strong. Corporations overall posted good profits, increasing revenues, and improving credit quality. In addition, corporate default rates remained at historical lows.

Short-term interest rates climbed for most of the reporting year as the Federal Open Market Committee (the "Fed") continued to pursue its monetary tightening policy. In August, however, the Fed paused, ending a record two-year run of 17 consecutive rate increases. At its September meeting, the Fed again kept its target rate unchanged at 5.25 percent, where it had stood since the Fed's meeting at the end of June. Despite the pause in rate increases, senior loan repricings slowed in the latter months of the period and credit spreads tightened, both of which benefited the senior loan market. (Credit spreads measure the incremental yield investors require to assume additional risk. When credit spreads tighten, lower-rated issues typically outperform high-grade issues.)

Although short-term rates generally rose during the period, they still remained at relatively low levels. As such, investors increasingly sought out higher yielding investments, including senior loans, for the enhanced income potential they offer. (Because the yields on senior loans generally move in tandem with short-term rates, they offer the potential for added yield, particularly in a rising rate environment. Keep in mind, however, when rates decline, the rate on senior loans will adjust downward and current income will decline.) The low level of defaults and generally favorable economic climate further fueled demand for lower- and non-rated issues, which boosted senior loans. The lower prevailing interest rates also spurred corporations to issue new debt. As a result, new issue supply in the senior loan market remained brisk.

PERFORMANCE ANALYSIS

For the 12-month period ended September 30, 2006, Morgan Stanley Prime Income Trust returned 5.74 percent, assuming no deduction of applicable sales charges. The Trust's net asset value (NAV) decreased from $9.12 to $9.04 per share during this period. Comparatively, for the same 12-month period, the Lipper Loan Participation Funds Average returned 6.52 percent.*

We continued to manage the Trust according to our bottom-up, research intensive approach, seeking loans that offered strong credit fundaments. We favored companies with good profit margins, attractive balance sheet characteristics, a demonstrated ability to service their debts, and solid demand for their products and services. To manage downside risk, we closely analyzed the collateral security underlying debts. In addition, the portfolio itself was well-diversified across major sectors of the senior loan market. Every analyst on the team has invested through at least one economic cycle and many have managed through more; we believe that this perspective positively impacted the Trust's performance during the period.

In our opinion, the Trust's very low level of defaulted loans -- which fell to
0.0 percent as of the close of the period versus 1.18 percent for the institutional loan market -- is also a reflection of the depth of the team's collective experience, especially in light of the fact that transactions in the market in general have become more aggressively structured.

Additionally, our dedicated secondary market trading team enabled the Trust to take advantage of opportunities to enhance returns and minimize loan losses in the secondary market, which continues to grow at a rapid pace. Approximately 25 to 30 percent of the Trust's volume is now generated in the secondary market.

The Trust employs a bottom-up loan selection process driven by comprehensive analysis of individual company fundamentals, and further supported by analysis of the companies' respective sectors and industry trends. Over the past year, we added to the Trust's investments in food and beverage and consumer products, as well as in the service sectors (i.e. financial service and insurance companies). These sectors have been active as mergers and acquisitions and equity sponsored buyouts have brought more transactions into the senior loan market. Holdings in the energy and oil and gas sectors served the Trust well during the period, as did holdings in technology and telecommunications, which have been particularly robust as of late.

We continue to take a conservative, long-term approach to investing. We remain cautious regarding the airline and auto sectors, which have proved vulnerable to cyclical economic downturns and rising fuel prices, limiting the Trust's exposure to these industries. We will continue to take a prudent approach toward these and other troubled but higher yielding investments.

*THE LIPPER LOAN PARTICIPATION FUNDS AVERAGE TRACKS THE PERFORMANCE OF ALL FUNDS IN THE LIPPER LOAN PARTICIPATION CLOSED-END FUNDS CLASSIFICATION. THE AVERAGE, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM AS DISCUSSED HEREIN OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE TRUST IN THE FUTURE.

PORTFOLIO COMPOSITION

Senior Loans/Notes       96.4%
Short-Term Investments    2.7
Common Stocks             0.9

DATA AS OF SEPTEMBER 30, 2006. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR PORTFOLIO COMPOSITION ARE AS A PERCENTAGE OF TOTAL INVESTMENTS. THESE DATA ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

INVESTMENT STRATEGY

UNDER NORMAL MARKET CONDITIONS, THE TRUST WILL INVEST AT LEAST 80 PERCENT OF ITS TOTAL ASSETS IN SENIOR LOANS. THE TRUST CURRENTLY INTENDS TO LIMIT ITS INVESTMENTS IN SENIOR NOTES TO NO MORE THAN 20 PERCENT OF ITS TOTAL ASSETS. THE REMAINDER OF THE TRUST'S ASSETS MAY BE INVESTED IN CASH OR IN HIGH QUALITY DEBT SECURITIES WITH REMAINING MATURITIES OF ONE YEAR OR LESS, ALTHOUGH IT IS ANTICIPATED THAT THE DEBT SECURITIES IN WHICH THE TRUST INVESTS WILL HAVE REMAINING MATURITIES OF 60 DAYS OR LESS. SUCH SECURITIES MAY INCLUDE COMMERCIAL PAPER RATED AT LEAST IN THE TOP TWO RATING CATEGORIES OF EITHER STANDARD & POOR'S CORPORATION ("S&P") OR MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"), OR UNRATED COMMERCIAL PAPER CONSIDERED BY THE INVESTMENT ADVISER TO BE OF SIMILAR QUALITY, CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES AND SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES. SUCH SECURITIES MAY PAY INTEREST AT RATES WHICH ARE PERIODICALLY REDETERMINED OR MAY PAY INTEREST AT FIXED RATES. HIGH QUALITY DEBT SECURITIES AND CASH MAY COMPRISE UP TO 100 PERCENT OF THE TRUST'S TOTAL ASSETS DURING TEMPORARY DEFENSIVE PERIODS WHEN, IN THE OPINION OF THE INVESTMENT ADVISER, SUITABLE SENIOR LOANS ARE NOT AVAILABLE FOR INVESTMENT BY THE TRUST OR PREVAILING MARKET OR ECONOMIC CONDITIONS WARRANT.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND AND FOURTH FISCAL QUARTERS. THE SEMIANNUAL REPORTS AND THE ANNUAL REPORTS ARE FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) ON FORM N-CSRS AND FORM N-CSR, RESPECTIVELY. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY FUND ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE TRUST'S PROXY VOTING POLICY AND PROCEDURES WITHOUT CHARGE, UPON REQUEST, BY CALLING TOLL FREE (800) 869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE TRUST VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 WITHOUT CHARGE BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT WWW.MORGANSTANLEY.COM. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

HOUSEHOLDING NOTICE

TO REDUCE PRINTING AND MAILING COSTS, THE TRUST ATTEMPTS TO ELIMINATE DUPLICATE MAILINGS TO THE SAME ADDRESS. THE TRUST DELIVERS A SINGLE COPY OF CERTAIN SHAREHOLDER DOCUMENTS, INCLUDING SHAREHOLDER REPORTS, PROSPECTUSES AND PROXY MATERIALS, TO INVESTORS WITH THE SAME LAST NAME WHO RESIDE AT THE SAME ADDRESS. YOUR PARTICIPATION IN THIS PROGRAM WILL CONTINUE FOR AN UNLIMITED PERIOD OF TIME UNLESS YOU INSTRUCT US OTHERWISE. YOU CAN REQUEST MULTIPLE COPIES OF THESE DOCUMENTS BY CALLING (800) 350-6414, 8:00 A.M. TO 8:00 P.M., ET. ONCE OUR CUSTOMER SERVICE CENTER HAS RECEIVED YOUR INSTRUCTIONS, WE WILL BEGIN SENDING INDIVIDUAL COPIES FOR EACH ACCOUNT WITHIN 30 DAYS.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust's performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board considered the impact on performance of the portfolio mangers' market outlook. The Board also considered that the Trust's credit profile is more conservative than other funds in the Trust's performance peer group. The Board concluded that the performance of the Trust was acceptable.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Trust under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Trust.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Trust, as shown in the Lipper Report. The Board concluded that the Trust's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Trust's management fee and noted that the fee, as a percentage of the Trust's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Trust's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF THE ADVISER AND AFFILIATES

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Trust shares and "float" benefits derived from handling of checks for purchases and sales of Trust shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE TRUST'S NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE TRUST AND THE ADVISER

The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                          COUPON RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------
            Variable Rate Senior Loan Interests (a) (94.5%)
            ADVERTISING/MARKETING SERVICES (0.7%)
$   6,392   Affinion Group, Inc.                                   8.08 - 8.18%    10/17/12   $ 6,437,985
    1,894   DoubleClick, Inc.                                       9.41 - 9.48    07/13/12     1,921,141
                                                                                              -----------
                                                                                                8,359,126
                                                                                              -----------
            AEROSPACE & DEFENSE (3.4%)
    3,560   Alion Science & Technology Corporation                     8.12        08/02/09     3,568,835
    5,000   Alion Science & Technology Corporation                     10.87       12/31/07     5,012,500
      989   Apptis (DE), Inc.                                          8.58        01/05/10       996,779
    4,853   ARINC, Inc.                                                7.37        03/10/11     4,870,754
    3,950   DynCorp International, LLC                              7.69 - 8.31    02/11/11     3,972,199
      930   IAP Worldwide Services, Inc.                               8.44        12/30/12       937,056
    2,000   IAP Worldwide Services, Inc.                               13.44       06/30/13     2,040,000
    3,473   ILC Industries, Inc.                                       7.87        02/24/12     3,485,644
    2,638   K&F Acquisition, Inc.                                      7.33        11/18/12     2,644,516
      882   Primus International, Inc.                                 7.83        06/07/12       884,589
      784   SI International, Inc.                                  7.36 - 7.46    02/10/11       784,676
    2,962   Spirit Aerosystems, Inc.                                   7.75        12/31/11     2,983,593
      949   Wyle Laboratories, Inc.                                    8.22        01/28/11       953,931
    5,500   Wyle Laboratories, Inc.                                    11.97       07/28/11     5,603,125
                                                                                              -----------
                                                                                               38,738,197
                                                                                              -----------
            AIRLINES (0.7%)
    2,500   Delta Airlines, Inc.                                       8.02        03/16/08     2,529,025
    1,592   United Airlines, Inc.                                   9.13 - 9.25    02/01/12     1,617,042
    3,500   US Airways Group, Inc.                                     8.87        03/31/11     3,523,765
                                                                                              -----------
                                                                                                7,669,832
                                                                                              -----------
            AUTO PARTS: OEM (1.7%)
    2,725   Accuride Corp.                                             7.44        01/31/12     2,732,392
    2,000   Acument Global Technologies, Inc.                       8.89 - 8.92    08/11/13     2,015,000
    3,000   Dana Corp.                                                 7.65        04/13/08     3,001,560
    3,322   Federal-Mogul Corp. (Revolver)(f)                          7.08        02/24/04     3,200,856
    1,000   Lear Corp.                                              7.87 - 7.90    04/25/12       978,210
    2,000   Navistar International Corp.                           10.46 - 10.49   02/22/09     2,010,000
    2,045   Polypore, Inc.                                             8.33        11/12/11     2,059,131
    2,998   Sensata Technologies B.V., Sensata Technologies
               Finance Company, LLC                                 7.12 - 7.24    04/27/13     2,980,870
                                                                                              -----------
                                                                                               18,978,019
                                                                                              -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                          COUPON RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------
            AUTOMOTIVE AFTERMARKET (1.2%)
$   7,388   Metokote Corp.                                         8.37 - 8.49%    11/27/11   $ 7,410,549
    1,493   TRW Automotive, Inc.                                       6.81        06/30/12     1,490,635
    3,048   United Components, Inc.                                    7.70        06/30/10     3,058,670
    1,810   United Components, Inc.                                    7.70        06/30/12     1,817,120
                                                                                              -----------
                                                                                               13,776,974
                                                                                              -----------
            AUTOMOTIVE PARTS RETAILER (0.2%)
    2,500   CSK Auto Inc.                                           8.50 - 8.56    12/31/12     2,537,500
                                                                                              -----------
            BEVERAGES: NON-ALCOHOLIC (0.3%)
    3,436   Le-Natures, Inc.                                        9.39 - 9.42    03/01/11     3,489,828
                                                                                              -----------
            BROADCAST/MEDIA (1.7%)
      625   Barrington Broadcasting, LLC                               7.65        08/11/13       629,300
    4,965   CMP KC, LLC                                                9.31        05/03/11     4,971,676
    7,706   CMP Susquehanna Corp.                                   7.38 - 7.44    05/05/13     7,703,438
      665   LBI Media, Inc.                                            6.76        03/31/12       660,012
      990   NextMedia Operating, Inc.                                  7.33        11/15/12       985,981
    1,000   NextMedia Operating, Inc.                                  9.83        11/15/13     1,005,420
    2,955   Spanish Broadcasting System, Inc.                          7.12        06/10/12     2,956,832
                                                                                              -----------
                                                                                               18,912,659
                                                                                              -----------
            BROADCASTING (0.1%)
      998   Cumulus Media, Inc.                                     7.32 - 7.63    06/07/13     1,001,081
                                                                                              -----------
            BUILDING PRODUCTS (0.7%)
    2,729   Axia, Inc.                                                 8.62        12/21/12     2,734,506
    1,990   Formica Corp.                                           8.37 - 8.62    03/15/13     1,996,209
    1,995   Interline Brands, Inc.                                     7.26        06/23/13     1,998,750
      995   Universal Building Products, Inc.                       8.87 - 9.01    04/28/12       999,975
                                                                                              -----------
                                                                                                7,729,440
                                                                                              -----------
            CABLE/SATELLITE TV (8.0%)
    4,000   Century Cable Holdings, LLC                                10.25       06/30/09     3,898,560
   25,000   Century Cable Holdings, LLC                                10.25       12/31/09    24,357,000
   23,000   Charter Communications Operating, LLC                      8.13        04/27/13    23,122,590
   10,474   CSC Holdings, Inc.                                      7.11 - 7.26    03/29/13    10,442,224
    5,000   Hilton Head Communications L.P. (Revolver)                 8.25        09/30/07     4,832,300
    1,945   Insight Midwest Holdings, LLC                              7.44        12/31/09     1,953,402
      995   Knology, Inc.                                           7.87 - 7.99    06/29/10     1,000,250
    1,980   MCC Iowa (Mediacom), LLC                                7.00 - 7.37    02/01/14     1,971,644
    1,000   MCC Iowa (Mediacom), LLC                                   7.39        01/31/15       995,780
    8,000   Olympus Cable Holdings, LLC                                9.50        06/30/10     7,777,520
   11,000   Olympus Cable Holdings, LLC                                10.25       09/30/10    10,725,880
                                                                                              -----------
                                                                                               91,077,150
                                                                                              -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                          COUPON RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------
            CASINO/GAMING (4.0%)
$   1,990   Bally Technologies, Inc.                                  9.33     %   09/04/09   $ 1,994,923
    2,644   BLB Worldwide Holdings, Inc.                           7.90 - 7.95     08/23/11     2,663,626
    2,333   BLB Worldwide Holdings, Inc.                              9.70         07/18/12     2,358,113
    3,950   CCM Merger Corp.                                       7.37 - 7.40     07/13/12     3,944,090
      333   Greektown Casino, LLC                                     8.00         12/03/12       335,833
    2,143   MGM Mirage, Inc.                                          6.28         11/22/09     2,139,771
    4,721   MGM Mirage, Inc. (Revolver)                            6.28 - 7.05     11/22/09     4,592,582
       27   Opbiz, LLC (Planet Hollywood) (c)(d)                      9.51         09/01/09        25,987
   10,154   Opbiz, LLC (Planet Hollywood)                             8.51         09/01/10     9,927,831
    1,250   Pinnacle Entertainment, Inc.                              7.33         12/14/11     1,253,387
    9,000   Venetian Casino Resorts, LLC                           7.12 - 7.25     06/15/11     9,016,920
    1,778   Venetian Macau, Ltd.                                      8.12         05/25/13     1,781,120
    5,279   Yonkers Racing Corp.                                      8.83         08/12/11     5,351,513
                                                                                              -----------
                                                                                               45,385,696
                                                                                              -----------
            CELLULAR PHONE (0.1%)
    1,500   American Cellular Corp.                                   7.58         08/07/13     1,509,375
                                                                                              -----------
            CHEMICALS: MAJOR DIVERSIFIED (2.7%)
    4,640   BCP Crystal Holdings, Ltd. (Germany)                      7.37         04/06/11     4,660,270
    2,222   Ferro Corp.                                            8.58 - 8.74     06/06/12     2,224,311
    4,998   Hexion Specialty Chemicals, Inc.                       7.37 - 7.56     05/05/13     4,954,039
    4,352   Ineos Holdings, Ltd. (United Kingdom)                     7.61         12/23/13     4,393,117
    4,352   Ineos Holdings, Ltd. (United Kingdom)                     8.11         12/23/14     4,393,117
    5,599   Invista B.V. (Canada)                                     6.88         04/29/11     5,603,891
    1,583   Lucite International US FINCO LLC (United Kingdom)        8.08         07/07/13     1,594,124
    2,500   Wellman, Inc.                                             12.24        02/10/10     2,479,175
                                                                                              -----------
                                                                                               30,302,044
                                                                                              -----------
            CHEMICALS: SPECIALTY (4.8%)
    2,500   Brenntag Holding GmbH & Co. KG (Germany)                  8.08         01/17/14     2,524,943
      500   Brenntag Holding GmbH & Co. KG (Germany)                  12.08        07/17/15       513,020
    2,992   FiberVision Delaware Corporation                          8.87         03/31/13     2,999,981
   21,789   Huntsman International, LLC                               7.08         08/16/12    21,776,995
    8,254   ISP Chemco, Inc.                                       7.44 - 7.63     02/16/13     8,262,188
      175   JohnsonDiversey, Inc.                                     7.97         11/03/09       176,785
      132   JohnsonDiversey, Inc.                                     7.83         12/16/10       132,800
    5,928   Kraton Polymers, LLC                                      7.38         12/23/10     5,944,316
    7,077   Nalco Company                                          7.08 - 9.00     11/04/10     7,091,957
    1,477   Niagara Holdings, Inc.                                    7.38         02/11/12     1,482,420
    3,920   Rockwood Specialties Group, Inc.                          7.49         07/30/12     3,941,290
                                                                                              -----------
                                                                                               54,846,695
                                                                                              -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                           COUPON RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            COMPUTER COMMUNICATIONS (0.2%)
$   2,000   GXS Worldwide, Inc.                                    10.26 - 10.49%  07/29/11   $ 1,997,500
      777   Vertafore, Inc.                                          7.85 - 7.90   01/31/12       780,657
                                                                                              -----------
                                                                                                2,778,157
                                                                                              -----------
            COMPUTER SOFTWARE & SERVICES (1.3%)
      297   Blackboard, Inc.                                           7.57        02/28/12       299,226
    1,244   Epicor Software Corp.                                   7.71 - 9.15    03/30/12     1,249,198
    2,143   Infor Enterprise Solutions Holdings, Inc.                  9.12        07/28/12     2,159,377
    1,000   Stratus Technologies, Inc.                                 8.37        03/29/11       998,452
    9,875   SunGard Data Systems, Inc.                                 8.00        02/11/13     9,956,074
                                                                                              -----------
                                                                                               14,662,327
                                                                                              -----------
            CONSTRUCTION MATERIALS (0.3%)
      178   Builders Firstsource, Inc.                                 8.01        08/11/11       178,222
      794   Contech Construction Products, Inc.                     7.35 - 7.49    01/31/13       796,677
    1,960   Nortek, Inc.                                               7.36        08/27/11     1,955,100
                                                                                              -----------
                                                                                                2,929,999
                                                                                              -----------
            CONSUMER SUNDRIES (3.9%)
      249   Aearo Technologies, Inc.                                   7.87        03/24/13       251,185
      667   Aearo Technologies, Inc.                                   11.87       09/24/13       677,080
      926   American Safety Razor Co.                               7.87 - 7.88    07/31/13       933,835
    1,000   American Safety Razor Co.                                  11.72       01/30/14     1,020,000
    1,990   Amscan Holdings, Inc.                                    8.30 - 8.39   12/23/12     2,002,856
    4,890   Bare Escentuals Beauty, Inc.                            8.08 - 10.00   02/18/12     4,903,573
    5,000   Bare Escentuals Beauty, Inc.                                14.25      02/18/13     5,025,000
    2,919   Burt's Bees, Inc.                                       7.92 - 8.37    03/29/11     2,919,000
    5,061   CEI Holdings, Inc.                                      8.94 - 10.50   12/03/10     5,060,614
    2,935   Marietta Intermediate Holding Corp.                     8.65 - 10.50   12/17/10     2,656,175
    3,400   Natural Products Group, LLC                             8.32 - 8.40    06/19/13     3,413,033
      667   Natural Products Group, LLC                                 11.87      12/19/13       670,413
    3,084   Prestige Brands, Inc.                                   7.66 - 9.50    04/06/11     3,101,115
    6,221   Spectrum Brands, Inc.                                   8.37 - 8.51    02/06/12     6,242,049
    1,990   UCG Paper Crafts, Inc.                                      8.58       02/17/13     1,994,975
    2,993   World Kitchen, Inc.                                     8.87 - 10.00   03/31/12     2,992,500
                                                                                              -----------
                                                                                               43,863,403
                                                                                              -----------
            CONSUMER/BUSINESS SERVICES (1.0%)
      927   Alderwoods Group, Inc.                                      7.33       09/29/09       928,763
    6,808   Buhrmann US, Inc.                                       7.14 - 7.22    12/31/10     6,825,308
      598   Coinmach Corp.                                          7.88 - 7.94    12/19/12       603,514
    3,000   VNU, Inc.                                                   8.19       08/09/13     2,993,340
                                                                                              -----------
                                                                                               11,350,925
                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                           COUPON RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            CONTAINERS/PACKAGING (2.9%)
$   1,817   Bluegrass Container Holdings, LLC                       7.57 - 7.62%   06/30/13   $ 1,831,327
    1,955   Consolidated Container Holdings, LLC                       11.00       12/15/08     1,964,775
    3,145   Covalence Specialty Materials Corp.                         7.38       05/18/13     3,145,474
      500   Covalence Specialty Materials Corp.                         8.63       08/16/13       506,145
      667   Crown Americas, Inc.                                        7.08       11/15/12       668,333
    5,460   Graham Packaging Co.                                    7.63 - 7.88    10/07/11     5,480,735
    1,429   Graham Packaging Co.                                       9.69        04/07/12     1,441,671
   11,344   Graphic Packaging International Corp.                   7.62 - 8.14    06/30/10    11,468,356
    1,750   Kranson Industries, Inc.                                    8.17       07/13/13     1,760,937
    1,015   Nexpak Corp. (Revolver) (b)(c)(d)                           11.33      03/31/07       942,529
    4,196   Nexpak Corp. (b)(c)(d)                                 11.33 - 13.33   03/31/07     1,501,565
      932   Ranpak, Inc.                                               7.89        12/14/11       934,048
    1,189   Smurfit-Stone Container Enterprises, Inc.               7.63 - 7.69    11/01/11     1,196,668
                                                                                              -----------
                                                                                               32,842,563
                                                                                              -----------
            CONTAINERS - METALS & GLASS (0.2%)
    1,789   Anchor Glass Container Corp.                            7.62 - 7.65    05/03/13     1,797,564
                                                                                              -----------
            DIVERSIFIED MANUFACTURING (0.3%)
      629   Arnold Magnetic Technologies Corp.                      9.11 - 10.50   03/06/11       625,598
      568   Arnold Magnetic Technologies Corp.                      9.36 - 11.50   03/06/12       565,377
    1,140   X-Rite, Inc.                                               7.65        06/30/12     1,140,000
      500   X-Rite, Inc.                                               10.40       06/30/13       502,500
                                                                                              -----------
                                                                                                2,833,475
                                                                                              -----------
            EDUCATION (0.8%)
    4,172   Educate Operating Co.                                      8.62        03/31/12     4,171,684
    4,534   Education Management, LLC                                  9.75        06/01/13     4,567,389
      375   La Petite Academy, Inc.                                    8.36        08/16/12       376,875
      333   La Petite Academy, Inc.                                    12.61       02/16/13       337,500
                                                                                              -----------
                                                                                                9,453,448
                                                                                              -----------
            ELECTRIC UTILITIES (0.2%)
    2,000   Primary Energy Holdings, LLC                               8.15        08/24/09     2,008,760
                                                                                              -----------
            ELECTRONIC COMPONENTS (0.3%)
      750   Deutsche Connector Group                                   7.90        06/22/14       755,783
      750   Deutsche Connector Group                                   8.15        06/22/15       759,840
    1,986   Eastman Kodak Co.                                       7.64 - 7.76    10/18/12     1,989,969
                                                                                              -----------
                                                                                                3,505,592
                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                          COUPON RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------
            ENTERTAINMENT & LEISURE (2.6%)
$   2,488   24 Hour Fitness, Inc.                                  7.99 - 8.12%    06/08/12   $ 2,505,634
    1,970   Alliance Atlantis Communications, Inc. (Canada)            6.87        12/20/11     1,972,049
    5,000   Bombardier Recreational Products, Inc. (Canada)            8.24        06/28/13     4,993,750
    6,284   Cedar Fair, L.P.                                           7.87        08/30/12     6,324,092
    1,973   Fender Musical Instruments Corp.                           7.87        03/30/12     1,985,384
    2,991   Mets Limited Partnership                                   7.56        07/25/10     2,998,907
    3,000   Southwest Sports Group, LLC                                7.88        12/22/10     3,008,430
    2,970   Sunshine Acquisition, Ltd.                                 7.62        03/20/12     2,988,562
    2,776   Universal City Development Partners, Ltd.               7.40 - 7.51    06/09/11     2,782,444
                                                                                              -----------
                                                                                               29,559,252
                                                                                              -----------
            ENVIRONMENTAL SERVICES (1.2%)
    1,881   Allied Waste North America, Inc.                        7.17 - 7.27    01/15/12     1,876,859
    4,161   Environmental Systems Products Holdings, Inc.           8.82 - 8.99    12/12/08     4,186,642
    3,000   Environmental Systems Products Holdings, Inc.          15.32 - 15.49   12/12/10     3,075,000
      799   Wastequip, Inc.                                            7.57        07/15/11       801,149
      500   Wastequip, Inc.                                            10.82       07/15/12       506,250
    2,915   Waste Services, Inc.                                       8.58        03/31/11     2,936,840
                                                                                              -----------
                                                                                               13,382,740
                                                                                              -----------
            FINANCE - COMMERCIAL (0.7%)
      500   Bankruptcy Management Solutions, Inc.                      8.24        07/31/12       503,750
      500   Bankruptcy Management Solutions, Inc.                      11.74       07/31/13       509,690
    3,077   Concord Re Limited                                         9.57        02/29/12     3,115,385
    1,985   LPL Holdings, Inc.                                      7.88 - 8.37    06/28/13     2,010,130
    1,586   TD Ameritrade Holding Corp                                 6.82        12/31/12     1,587,048
                                                                                              -----------
                                                                                                7,726,003
                                                                                              -----------
            FINANCE/RENTAL/LEASING (0.8%)
    6,484   Hertz Corp.                                             7.58 - 7.73    12/21/12     6,529,888
    2,000   Refco Finance Holdings, LLC                                9.50        08/05/11     2,180,840
                                                                                              -----------
                                                                                                8,710,728
                                                                                              -----------
            FINANCIAL PUBLISHING (0.7%)
    6,880   Merrill Communications, LLC                             7.57 - 7.62    05/15/11     6,905,919
      951   Verifone Intermediate Holdings, Inc.                       7.24        06/30/11       952,265
                                                                                              -----------
                                                                                                7,858,184
                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                           COUPON RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            FINANCIAL SERVICES (1.4%)
$   4,325   Fidelity National Information Solutions, Inc.              7.08%       03/09/13   $ 4,336,807
    1,777   iPayment, Inc.                                          7.58 - 7.62    05/10/13     1,775,684
    5,892   The Nasdaq Stock Market, Inc.                           6.97 - 7.16    04/18/12     5,895,248
    1,924   TransFirst Holdings, Inc.                                  7.87        08/15/12     1,933,368
    1,250   TransFirst Holdings, Inc.                                 11.62        08/15/13     1,262,500
                                                                                              -----------
                                                                                               15,203,607
                                                                                              -----------
            FOOD DISTRIBUTORS (0.9%)
    3,000   Acosta Sales Co., Inc.                                     8.08        07/28/13     3,031,260
    1,250   Coleman Natural Foods, LLC                                 8.43        08/22/12     1,253,125
    1,000   Coleman Natural Foods, LLC                                12.43        08/22/13     1,010,000
    5,000   DCI Cheese Company, Inc.                                   8.62        08/07/13     5,006,250
                                                                                              -----------
                                                                                               10,300,635
                                                                                              -----------
            FOOD RETAIL (1.5%)
    6,014   Michelina's, Inc.                                       8.38 - 8.44    04/02/11     6,064,375
    3,970   Roundy's Supermarkets, Inc.                             8.39 - 8.44    11/03/11     4,008,033
    3,779   Supervalu, Inc.                                            6.94        06/02/11     3,756,244
    3,241   Supervalu, Inc.                                            7.19        06/02/12     3,244,713
                                                                                              -----------
                                                                                               17,073,365
                                                                                              -----------
            FOOD: MAJOR DIVERSIFIED (0.7%)
    4,975   Dole Food Co., Inc.                                     7.44 - 9.25    04/13/13     4,898,286
    3,230   Michael Foods, Inc.                                     7.39 - 7.55    11/21/10     3,237,556
                                                                                              -----------
                                                                                                8,135,842
                                                                                              -----------
            FOODS & BEVERAGES (2.3%)
    2,926   Advantage Sales & Marketing, Inc.                       7.37 - 7.46    03/29/13     2,915,496
    7,037   Birds Eye Foods, Inc.                                      8.08        06/30/08     7,054,778
    1,463   Bolthouse Farms, Inc.                                      7.88        12/16/12     1,473,595
    3,560   DS Waters Enterprises, L.P.                                9.33        11/07/09     3,547,435
      995   Farley's & Sathers Candy Co.                           8.24 - 10.00    06/15/10       997,487
      916   National Dairy Holding, L.P.                               7.32        03/15/12       919,865
    2,657   Pierre Foods, Inc.                                         7.50        06/30/10     2,666,048
    3,090   Pinnacle Foods Holding Corp.                            7.39 - 7.48    11/25/10     3,093,763
    2,000   Reddy Ice Group, Inc.                                      7.25        08/09/12     2,001,240
    1,183   Sunny Delight Beverage Co.                             11.37 - 11.52   08/20/10     1,174,047
                                                                                              -----------
                                                                                               25,843,754
                                                                                              -----------
            FOREST PRODUCTS (0.4%)
    1,422   White Birch Paper Co. (Canada)                             8.62        04/08/12     1,444,357
    2,610   Xerium Technologies, Inc.                                  7.62        05/18/12     2,603,986
                                                                                              -----------
                                                                                                4,048,343
                                                                                              -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                           COUPON RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            HEALTHCARE (1.6%)
$   6,000   American Medical Systems, Inc.                          7.75 - 7.81%   07/20/12   $ 6,007,500
    2,239   Angiotech Pharmaceuticals, Inc.                          6.82 - 6.99   03/23/13     2,194,152
      992   Capella Healthcare, Inc.                                    8.37       11/30/12       999,636
    1,000   Capella Healthcare, Inc.                                   11.37       11/30/13     1,002,500
      904   Genoa Healthcare Group, LLC                             8.61 - 10.50   08/10/12       911,766
    2,993   Healthsouth Corp.                                           8.58       03/10/13     3,007,044
    1,776   Multiplan, Inc.                                             7.35       04/12/13     1,770,550
    2,220   VWR International, Inc.                                     7.77       04/07/11     2,225,834
                                                                                              -----------
                                                                                               18,118,982
                                                                                              -----------
            HOME BUILDING (0.9%)
    2,342   NLV Holdings, LLC                                           8.12       05/09/11     2,342,396
    4,396   Rhodes Ranch General Partnership                            8.62       11/21/10     4,396,154
    1,500   Shea Capital, LLC                                           7.49       10/27/11     1,470,000
    1,333   Standard Pacific Corp.                                      6.93       05/06/13     1,311,665
    1,136   Yellowstone Development, LLC                                7.70       12/30/10     1,134,228
                                                                                              -----------
                                                                                               10,654,443
                                                                                              -----------
            HOME FURNISHINGS (0.9%)
    2,334   Generation Brands                                        8.07 - 8.14   12/20/12     2,348,121
    2,000   Generation Brands                                          11.94       06/20/13     2,025,000
    3,274   Hunter Fan Co.                                              7.76       03/24/12     3,269,981
    2,500   National Bedding Co.                                       10.49       08/31/12     2,514,050
                                                                                              -----------
                                                                                               10,157,152
                                                                                              -----------
            HOSPITAL/NURSING MANAGEMENT (0.4%)
    4,135   Lifepoint Hospitals, Inc.                                   7.13       04/15/12     4,112,162
                                                                                              -----------
            HOTELS/RESORTS/CRUISELINES (0.5%)
    3,122   Interstate Operating Company, L.P.                          9.88       01/14/08     3,149,137
    1,648   Kuilima Resort Company                                      8.07       09/30/10     1,640,104
    1,000   Kuilima Resort Company                                      11.82      09/30/11       962,500
                                                                                              -----------
                                                                                                5,751,741
                                                                                              -----------
            INDUSTRIAL MACHINERY (0.8%)
      500   Gleason Inc.                                             7.81 - 8.00   06/30/13       503,440
    1,764   Goodman Global Holdings, Inc.                               7.25       12/23/11     1,759,875
    4,532   Mueller Group, Inc.                                      7.32 - 7.62   10/03/12     4,559,384
    2,374   Sensus Metering Systems, Inc.                            7.40 - 7.58   12/17/10     2,373,913
      315   Sensus Metering Systems, Inc. (Luxembourg)               7.40 - 7.58   12/17/10       315,326
                                                                                              -----------
                                                                                                9,511,938
                                                                                              -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                           COUPON RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            INDUSTRIAL SERVICES (0.1%)
$     988   Brand Services, Inc.                                    7.62 - 7.74%   01/15/12   $   989,361
                                                                                              -----------
            INDUSTRIAL SPECIALTIES (0.7%)
    6,236   Panolam Industrial International, Inc.                      8.12       09/30/12     6,267,533
    1,990   Unifrax Corp.                                               7.63       05/02/13     1,991,871
                                                                                              -----------
                                                                                                8,259,404
                                                                                              -----------
            INSURANCE (0.0%)
      399   Audatex North America, Inc.                                 7.75       04/13/13       402,491
                                                                                              -----------
            LIFE/HEALTH INSURANCE (1.3%)
    1,985   ARG Holdings, Inc.                                          8.38       11/30/11     1,994,925
    3,000   ARG Holdings, Inc.                                          12.63      11/30/12     3,037,500
    3,200   CCC Information Services, Inc.                              7.87       02/10/13     3,216,672
    6,121   Conseco, Inc.                                               7.08       06/22/10     6,125,657
                                                                                              -----------
                                                                                               14,374,754
                                                                                              -----------
            MEDICAL SPECIALTIES (0.5%)
      993   Accellent, Inc.                                             7.40       11/22/12       991,676
    1,832   AGA Medical Corp.                                        7.62 - 7.72   04/28/13     1,833,931
    1,990   CONMED Corp.                                                7.33       04/12/13     1,992,488
      478   DJ Orthopedics, LLC                                      6.88 - 7.06   04/07/13       476,602
                                                                                              -----------
                                                                                                5,294,697
                                                                                              -----------
            MEDICAL/NURSING SERVICES (1.7%)
    5,987   Davita, Inc.                                             7.37 - 7.69   10/05/12     6,013,955
    7,855   Fresenius Medical Care AG & Co. KGaA, Fresenius
            Medical Care Holdings, Inc.                              6.74 - 6.78   03/31/13     7,806,168
    1,493   Golden Gate National Senior Care, LLC                    7.96 - 8.12   03/14/11     1,503,694
      499   National Renal Institutes, Inc.                          7.56 - 7.63   03/31/13       499,842
    3,925   Select Medical Corp.                                     7.15 - 9.00   02/24/12     3,858,622
       67   Select Medical Corp. (Revolver)                             9.25       02/24/12        64,667
                                                                                              -----------
                                                                                               19,746,948
                                                                                              -----------
            MISCELLANEOUS COMMERCIAL SERVICES (0.7%)
      249   Atlantic Marine Holding Company                             7.94       08/02/13       251,245
    2,500   Contec, LLC                                              8.63 - 8.75   06/15/12     2,506,250
    2,000   Institutional Shareholders Services, Inc.                   7.83       09/30/11     2,005,000
    3,237   Outsourcing Solutions, Inc.                                 9.82       09/30/10     3,245,501
                                                                                              -----------
                                                                                                8,007,996
                                                                                              -----------
            MISCELLANEOUS MANUFACTURING (0.1%)
      667   FR X Ohmstede Acquisitions Co.                              8.50       08/09/13       674,167
                                                                                              -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                           COUPON RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------
            MOVIES/ENTERTAINMENT (3.3%)
$   6,765   AMC Entertainment, Inc.                                    7.45     %  01/26/13   $ 6,810,505
      750   Century Theatres, Inc.                                     7.28        03/01/13       750,840
    3,846   Metro-Goldwyn Mayer Studios, Inc.                          8.62        04/08/11     3,809,385
   13,932   Metro-Goldwyn Mayer Studios, Inc.                          8.62        04/08/12    13,814,903
      288   Metro-Goldwyn Mayer Studios, Inc. (Revolver)            8.57 - 8.72    04/08/10       279,808
    1,990   Panavision, Inc.                                        8.40 - 8.49    03/31/11     2,012,387
    9,455   Regal Cinemas Corp.                                        7.12        11/10/10     9,431,176
                                                                                              -----------
                                                                                               36,909,004
                                                                                              -----------
            MULTI-SECTOR COMPANIES (0.0%)
      417   MAFCO Finance Corp.                                     7.33 - 7.39    12/08/11       418,495
                                                                                              -----------
            OIL & GAS PIPELINES (1.2%)
    2,893   El Paso Corp.                                              7.23        08/01/11     2,850,019
    1,985   Key Energy Group, Inc.                                  8.90 - 9.23    06/30/12     1,995,540
      362   Semcrude, L.P.                                             7.64        03/16/11       364,164
    5,000   Targa Resources, Inc.                                      7.62        10/31/07     5,007,050
    3,261   Targa Resources, Inc.                                   7.61 - 7.75    10/31/12     3,277,968
                                                                                              -----------
                                                                                               13,494,741
                                                                                              -----------
            OIL & GAS PRODUCTION (0.1%)
    1,200   CDX Funding, LLC                                           10.62       03/31/13     1,223,748
                                                                                              -----------
            OILFIELD SERVICES (0.0%)
      400   Chart Industries, Inc.                                     7.56        10/17/12       401,248
                                                                                              -----------
            OTHER CONSUMER SPECIALTY (0.1%)
      593   Weightwatchers.com, Inc.                                7.58 - 7.75    12/16/10       596,135
      250   Weightwatchers.com, Inc.                                   10.36       06/16/11       251,875
                                                                                              -----------
                                                                                                  848,010
                                                                                              -----------
            OTHER METALS/MINERALS (0.1%)
    1,082   Gibraltar Industries, Inc.                                 7.13        12/08/12     1,081,286
                                                                                              -----------
            PHARMACEUTICALS: MAJOR (0.2%)
    1,758   Warner Chilcott Holdings Company III, Ltd.              7.87 - 7.97    01/18/12     1,763,311
                                                                                              -----------
            PHARMACEUTICALS: OTHER (0.2%)
    1,800   Bradley Pharmaceuticals, Inc.                              9.43        11/14/10     1,820,250
                                                                                              -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                           COUPON RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            PRINTING/PUBLISHING (2.8%)
$     969   Ascend Media Holdings, LLC                             8.62 - 8.87%    01/31/12   $   943,320
      750   Black Press Group Ltd.                                  7.47 - 7.50    08/02/13       753,750
    4,882   Canon Communications, LLC                                  8.62        05/31/11     4,893,744
    1,511   Day International Group, Inc.                              8.12        12/05/12     1,524,250
    1,980   Day International Group, Inc.                              12.87       12/05/13     2,014,650
    2,263   Dex Media West, LLC                                     6.83 - 6.91    03/09/10     2,253,953
    3,297   Endurance Business Media, Inc.                             8.08        07/26/13     3,312,687
    1,714   Endurance Business Media, Inc.                             12.58       01/26/14     1,727,143
    3,000   Gatehouse Media, Inc.                                      7.58        12/06/13     3,002,820
    4,695   MC Communications, LLC                                     7.97        12/31/10     4,721,453
      460   PBI Media, Inc.                                         7.62 - 7.74    09/30/12       460,548
    1,500   PBI Media, Inc.                                            11.49       09/30/13     1,503,120
      499   Thomas Nelson, Inc.                                     7.57 - 7.75    06/12/12       501,244
    4,000   Yell Group PLC (United Kingdom)                            7.32        10/27/12     4,018,880
                                                                                              -----------
                                                                                               31,631,562
                                                                                              -----------
            PROPERTY/CASUALTY INSURANCE (0.1%)
    1,366   Sedgwick CMS Holdings, Inc.                             7.57 - 7.62    01/31/13     1,365,185
                                                                                              -----------
            PUBLISHING: BOOKS/MAGAZINES (3.9%)
    7,960   American Media Operations, Inc.                            8.37        01/13/13     8,002,268
    1,613   Caribe Information Investment, Inc.                        7.46        03/21/13     1,614,919
      313   Caribe Information Investment, Inc.                     7.64 - 7.66    03/31/13       312,971
    4,900   Cygnus Business Media, Inc.                                10.01       07/13/09     4,875,501
    6,331   F&W Publications, Inc.                                 8.44 - 12.76    08/05/12     6,368,261
    2,985   Haights Cross Operating Co.                             8.91 - 9.91    08/20/08     3,006,899
    3,866   Hanley Wood, LLC                                        7.58 - 7.74    08/01/12     3,866,996
    1,489   Network Communications, Inc.                            7.87 - 8.12    11/30/12     1,496,194
    4,950   Primedia, Inc.                                             7.58        09/30/13     4,894,956
      267   R.H. Donnelley, Inc.                                    6.58 - 6.76    12/31/09       264,984
    9,156   R.H. Donnelley, Inc.                                    6.83 - 6.90    06/30/11     9,097,100
      903   Source Media, Inc.                                         7.61        11/08/11       907,037
                                                                                              -----------
                                                                                               44,708,086
                                                                                              -----------
            PULP & PAPER (1.5%)
   11,601   Georgia Pacific Corp.                                   7.37 - 7.49    12/20/12    11,636,495
    5,000   Georgia Pacific Corp.                                      8.39        12/23/13     5,052,100
                                                                                              -----------
                                                                                               16,688,595
                                                                                              -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                           COUPON RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------
            REAL ESTATE - INDUSTRIAL/OFFICE (0.5%)
$   2,500   BioMed Realty Trust, Inc.                                  7.58    %   05/30/10   $ 2,493,750
    2,000   LNR Property Corp.                                         8.22        07/12/11     2,015,240
    1,464   Newkirk Master, L.P.                                       7.08        08/11/08     1,466,483
                                                                                              -----------
                                                                                                5,975,473
                                                                                              -----------
            REAL ESTATE DEVELOPMENT (2.8%)
    2,000   California Coastal Communities, Inc.                       8.08        09/15/11     2,002,500
    2,930   Capital Automotive, L.P.                                   7.08        12/16/10     2,939,325
    5,000   Edge-Star Partners, LLC                                    8.65        11/18/06     5,021,900
    4,492   Ginn-LA CS Borrower, LLC                                8.29 - 8.37    06/08/11     4,447,363
    2,000   Ginn-LA CS Borrower, LLC                                   12.37       06/08/12     1,990,000
    5,000   Landsource Communities Development, LLC                    7.88        03/31/10     4,997,900
      162   Lion Gables Realty, L.P.                                   7.08        03/30/07       162,513
    2,512   London Arena & Waterfront Finance LLC
               (United Kingdom)                                        8.89        03/08/12     2,534,358
    2,991   Tamarack Resort LLC                                    8.57 - 10.50    05/19/11     2,996,621
    5,000   WCI Communities, Inc.                                      7.33        12/23/10     4,887,500
                                                                                              -----------
                                                                                               31,979,980
                                                                                              -----------
            RECREATIONAL PRODUCTS (0.7%)
      249   Easton-Bell Sports, Inc.                                   7.08        03/16/12       249,061
    1,980   Mega Brands, Inc. (Canada)                              7.13 - 7.25    07/26/12     1,978,772
    3,385   Pure Fishing, Inc.                                      8.37 - 8.61    09/30/10     3,350,796
    2,182   True Temper Sports, Inc.                                8.26 - 9.50    03/15/11     2,192,633
                                                                                              -----------
                                                                                                7,771,262
                                                                                              -----------
            REIT - INDUSTRIAL/OFFICE (0.3%)
    3,636   Trizec Partners Real Estate L.P.                           6.78        05/02/07     3,634,655
                                                                                              -----------
            RESTAURANTS (1.6%)
    3,623   Arby's Restaurant Group, Inc.                           7.62 - 7.74    07/25/12     3,630,773
    3,152   Burger King Corp.                                          7.00        06/30/12     3,153,612
    1,699   Carrols Corp.                                              8.00        12/31/10     1,711,017
    3,502   CBRL Group, Inc.                                        6.93 - 6.97    04/27/13     3,493,702
      944   Denny's, Inc.                                          8.58 - 10.00    09/30/09       948,322
      496   El Pollo Loco, Inc.                                        8.40        11/18/11       498,111
    2,634   NPC International Inc.                                  6.97 - 7.22    05/03/13     2,616,675
      898   QCE LLC (Quizno's)                                         7.63        05/05/13       894,303
      829   Sagittarius Restaurants LLC                                7.62        03/29/13       830,203
                                                                                              -----------
                                                                                               17,776,718
                                                                                              -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                          COUPON RATE       DATE        VALUE
---------------------------------------------------------------------------------------------------------
            RETAIL - SPECIALTY (1.6%)
$   3,549   Nebraska Book Co.                                      7.87 - 7.88%    03/04/11   $ 3,564,790
    6,835   Neiman Marcus Group, Inc.                                  7.89        04/08/13     6,889,306
    4,243   Pantry, Inc. (The)                                         7.08        01/02/12     4,254,860
      500   Savers Inc.                                                8.16        08/11/12       503,125
    2,978   TravelCenters of America, Inc.                         7.11 - 7.12     12/01/11     2,981,609
                                                                                              -----------
                                                                                               18,193,690
                                                                                              -----------
            SEMICONDUCTORS (0.6%)
    7,117   On Semiconductor Corp.                                     7.62        12/15/11     7,133,486
                                                                                              -----------
            SERVICES TO THE HEALTH INDUSTRY (1.5%)
    3,573   CDI Acquisition Sub, Inc.                              8.83 - 8.87     12/31/10     3,304,692
    1,670   Concentra Operating Corp.                              7.50 - 7.62     06/30/09     1,674,578
    3,157   FHC Health Systems, Inc.                               11.40 - 13.40   12/18/09     3,267,643
    2,000   FHC Health Systems, Inc.                                   14.40       02/09/11     2,070,000
    3,213   Harlan Sprague Dawley, Inc.                             7.87 - 9.75    12/19/11     3,233,521
      313   OmniFlight Helicopters, Inc.                           9.08 - 10.75    09/30/11       314,623
      434   OmniFlight Helicopters, Inc.                           9.58 - 11.25    09/30/12       435,087
    2,354   Sterigenics International, Inc.                            8.39        06/14/11     2,369,092
                                                                                              -----------
                                                                                               16,669,236
                                                                                              -----------
            SPECIALTY INSURANCE (0.1%)
      946   Mitchell International, Inc.                               7.37        08/15/11       949,730
                                                                                              -----------
            SPECIALTY TELECOMMUNICATIONS (0.2%)
    3,000   Level 3 Communications, Inc.                               8.40        12/01/11     3,029,370
                                                                                              -----------
            TELECOMMUNICATIONS (1.1%)
    6,000   FairPoint Communications, Inc.                             7.13        02/08/12     5,964,360
    2,987   Hawaiian Telcom Communications, Inc.                       7.62        10/31/12     2,993,327
    4,321   KMC Telecom, Inc. (b)(g)                                  11.00        06/30/10       366,897
    3,000   Madison River Capital, LLC                                 7.73        07/29/12     3,015,000
      496   Time Warner Telecom, Inc.                              7.82 - 9.75     11/30/10       498,215
                                                                                              -----------
                                                                                               12,837,799
                                                                                              -----------
            TELECOMMUNICATIONS EQUIPMENT (0.2%)
    2,000   Crown Castle Operating Co.                                 7.65        06/01/14     2,009,560
                                                                                              -----------
            TEXTILES (0.5%)
    3,639   Polymer Group, Inc.                                        7.61        11/22/12     3,646,008
    1,595   Propex Fabrics, Inc.                                       7.76        07/31/12     1,597,477
      786   The William Carter Co.                                 6.76 - 6.99     06/30/12       785,059
                                                                                              -----------
                                                                                                6,028,544
                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                          MATURITY
THOUSANDS                                                          COUPON RATE       DATE          VALUE
------------------------------------------------------------------------------------------------------------
            TOBACCO (0.4%)
$   2,343   Commonwealth Brands, Inc.                                 7.75%        12/22/12   $    2,358,941
    1,663   Reynolds American, Inc.                                7.25 - 7.31     05/31/12        1,672,625
                                                                                              --------------
                                                                                                   4,031,566
                                                                                              --------------
            TRANSPORTATION (0.9%)
      491   Helm Holding Corp.                                     7.82 - 8.00     07/08/11          492,276
    1,955   Horizon Lines, LLC                                        7.62         07/07/11        1,964,169
    2,234   Kenan Advantage Group, Inc.                               8.37         12/16/11        2,248,341
    5,288   Quality Distribution, Inc.                                8.32         11/13/09        5,314,529
      713   Standard Steel, LLC                                       8.09         06/30/12          717,844
                                                                                              --------------
                                                                                                  10,737,159
                                                                                              --------------
            UTILITIES (1.7%)
    1,370   Astoria Generating Co.                                 7.36 - 7.39     02/23/12        1,377,752
      667   Astoria Generating Co.                                    9.14         08/23/12          676,500
    2,923   LSP Gen Finance Co., LLC                                  7.12         05/04/13        2,919,995
      200   LSP Gen Finance Co., LLC                                  8.87         05/04/14          202,416
    1,241   Mirant North America, LLC                                 7.07         01/03/13        1,238,516
    6,461   NRG Energy, Inc.                                          7.37         02/01/13        6,494,508
    1,625   Reliant Energy, Inc.                                      7.71         04/30/10        1,626,144
      822   Thermal North America, Inc.                               7.08         10/12/13          820,633
    4,254   Thermal Western Holdings, Inc.                            8.33         12/02/06        4,256,273
                                                                                              --------------
                                                                                                  19,612,737
                                                                                              --------------
            WASTE MANAGEMENT (0.4%)
      559   Duratek, Inc.                                          7.64 - 7.77     06/07/13          563,315
       59   Energy Solutions, LLC                                     7.58         06/07/11           59,177
    1,233   Energy Solutions, LLC                                  7.64 - 7.77     06/07/13        1,243,267
    2,836   LVI Services, Inc.                                     8.12 - 8.37     11/16/11        2,754,187
                                                                                              --------------
                                                                                                   4,619,946
                                                                                              --------------
            WIRELESS TELECOMMUNICATIONS (0.8%)
    8,232   Centennial Cellular Operating Co.                      7.57 - 7.65     02/09/11        8,288,849
      998   Cricket Communications, Inc.                              8.12         06/16/13        1,006,597
                                                                                              --------------
                                                                                                   9,295,446
                                                                                              --------------
            Total Variable Rate Senior Loan Interests
               (COST $1,075,818,517)                                                           1,070,878,396
                                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                             VALUE
---------------------------------------------------------------------------------------------
             Common Stocks (0.9%)
             AUTOMOTIVE AFTERMARKET (0.0%)
   100,632   Safelite Glass Corp. (Acquired 09/29/00, Cost $58,636) (b)(e)(h)     $         0
     6,793   Safelite Realty Corp. (Acquired 09/29/00, Cost $3,958) (b)(e)(h)               0
                                                                                  -----------
                                                                                            0
                                                                                  -----------
             CASINO/GAMING (0.0%)
     7,216   Aladdin Gaming Holdings, LLC (0.72% Ownership Interest, Acquired
             09/01/04, Cost $4,330) (b)(e)(h)                                           2,728
                                                                                  -----------
             CONSUMER SUNDRIES (0.1%)
   52,654    World Kitchen, Inc. (Acquired 01/31/03, Cost $138,363) (b)(h)          1,574,881
                                                                                  -----------
             CONTAINERS/PACKAGING (0.0%)
        70   Nexpak Holdings, LLC (Acquired 01/01/05, Cost $6,411,773) (b)(e)(h)            0
                                                                                  -----------
             ENGINEERING & CONSTRUCTION (0.6%)
   113,310   Washington Group International, Inc. (e)                               6,669,427
                                                                                  -----------
             ENVIRONMENTAL SERVICES (0.1%)
    19,446   Environmental Systems Products Holdings, Inc. (b)(e)                     550,516
                                                                                  -----------
             MEDICAL SPECIALTIES (0.1%)
    34,238   Dade Behring Holdings, Inc.                                            1,374,998
                                                                                  -----------
             TELECOMMUNICATIONS (0.0%)
11,689,637   KMC Telecom, Inc. (Acquired 07/25/03, Cost $0) (b)(e)(h)                       0
                                                                                  -----------
             TEXTILES (0.0%)
    61,460   London Fog (b)(e)                                                              0
                                                                                  -----------
             Total Common Stocks
                (COST $9,930,068)                                                  10,172,550
                                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                           MATURITY
THOUSANDS                                                           COUPON RATE       DATE        VALUE
----------------------------------------------------------------------------------------------------------
            Senior Notes (1.2%)
            CONSTRUCTION MATERIALS (0.1%)
$   1,500   CPG International Inc.                                     12.39%       07/01/12   $ 1,537,500
                                                                                               -----------
            FOREST PRODUCTS (0.2%)
    2,000   Boise Cascade, LLC                                          8.38        10/15/12     2,020,000
                                                                                               -----------
            HOUSEHOLD/PERSONAL CARE (0.3%)
    3,000   DEL Laboratories, Inc.                                     10.49        11/01/11     3,120,000
                                                                                               -----------
            PULP & PAPER (0.1%)
    1,333   Verso Paper Holdings - 144A*                                9.24        08/01/14     1,352,995
                                                                                               -----------
            SERVICES TO THE HEALTH INDUSTRY (0.1%)
    1,500   Insight Health Services Acquisition Corp.                  10.74        11/01/11     1,276,875
                                                                                               -----------
            TELECOMMUNICATIONS (0.2%)
    5,798   KMC Telecom, Inc. (Acquired between 07/25/03 and
               09/15/06, Cost $4,674,973) (b)(c)(d)(g)(h)              11.62        06/30/11       494,454
    2,541   KMC Telecom, Inc. (Acquired between 07/25/03 and
               09/15/06, Cost $2,052,638) (b)(c)(d)(g)(h)              11.87        06/30/11       216,682
    1,000   Qwest Corp.                                                 8.64        06/15/13     1,075,000
                                                                                               -----------
                                                                                                 1,786,136
                                                                                               -----------
            Wireless Telecommunications (0.2%)
    2,000   Rogers Wireless Inc. (Canada)                               8.52        12/15/10     2,040,000
                                                                                               -----------
            Total Senior Notes
               (COST $19,528,111)                                                               13,133,506
                                                                                               -----------


NUMBER OF                                                                         EXPIRATION
WARRANTS                                                                             DATE
----------------------------------------------------------------------------------------------------------
            Warrants (b)(e)(h) (0.0%)
            CASINO/GAMING (0.0%)
   20,571      Opbiz (Planet Hollywood) (Acquired between 09/01/04 and 04/19/05,
                  Cost $0)                                                         09/01/10              0
                                                                                               -----------
            INTERNET SOFTWARE/SERVICES (0.0%)
   98,655      Mobile Pro Corp. (Acquired 11/12/04, Cost $0)                        11/15/09             0
                                                                                               -----------
            Total Warrants
               (COST $0)                                                                                 0
                                                                                               -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                           MATURITY
THOUSANDS                                                           COUPON RATE       DATE          VALUE
-------------------------------------------------------------------------------------------------------------
            Short-Term Investments (2.7%)
            Repurchase Agreements
$  11,900   Joint repurchase agreement account (dated 09/29/06;
               proceeds $11,905,281) (i)
               (COST $11,900,000)                                       5.33%       10/02/06   $   11,900,000
   18,528   The Bank of New York (dated 09/29/06;
               proceeds $18,536,702) (j)
               (COST $18,528,499)                                       5.31        10/02/06       18,528,499
                                                                                               --------------
            Total Short-Term Investments
               (COST $30,428,499)                                                                  30,428,499
                                                                                               --------------
            Total Investments
               (COST $1,135,705,195) (k)(l)                                           99.2%     1,124,612,951
            Other Assets in Excess of Liabilities                                      0.8          8,682,431
                                                                                     -----     --------------
            Net Assets                                                               100.0%    $1,133,295,382
                                                                                     =====     ==============

----------
*    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.

(a)  INTEREST RATES SHOWN ARE THOSE IN EFFECT AT SEPTEMBER 30, 2006.

(b) SECURITIES WITH TOTAL MARKET VALUE EQUAL TO $5,650,252 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE TRUST'S TRUSTEES.

(c)  NON-INCOME PRODUCING SECURITY; LOAN OR NOTE IN DEFAULT.

(d)  PAYMENT-IN-KIND SECURITY.

(e)  NON-INCOME PRODUCING SECURITIES.

(f)  ISSUER IS RESTRUCTURING LOAN.

(g)  ISSUER IS LIQUIDATING LOAN.

(h)  RESALE IS RESTRICTED. NO TRANSACTION ACTIVITY DURING THE YEAR.

(i)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

(j) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 5.50% DUE 08/01/36 VALUED AT $18,899,069.

(k) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $49,474,269 IN CONNECTION WITH UNFUNDED LOAN COMMITMENTS.

(l) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $1,134,588,459. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $13,222,186 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $23,197,694, RESULTING IN NET UNREALIZED DEPRECIATION OF $9,975,508.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
SEPTEMBER 30, 2006

Assets:
Investments in securities, at value
   (cost $1,135,705,195)                                        $ 1,124,612,951
Cash                                                                  3,338,767
Receivable for:
   Interest                                                           8,200,369
   Investments sold                                                   8,462,730
   Shares of beneficial interest sold                                 3,017,974
Prepaid expenses and other assets                                       580,473
                                                                ---------------
         Total Assets                                             1,148,213,264
                                                                ---------------
Liabilities:
Payable for:
   Investments purchased                                             12,117,052
   Unrealized loss on unfunded commitments (Note 6)                     986,453
   Investment advisory fee                                              814,494
   Dividends to shareholders                                            452,693
   Administration fee                                                   233,514
   Transfer agent fee                                                     8,803
Accrued expenses and other payables                                     304,873
                                                                ---------------
         Total Liabilities                                           14,917,882
                                                                ---------------
         Net Assets                                             $ 1,133,295,382
                                                                ---------------
Composition of Net Assets:
Paid-in-capital                                                 $ 1,504,170,780
Net unrealized depreciation                                         (12,078,697)
Accumulated undistributed net investment income                       1,317,017
Accumulated net realized loss                                      (360,113,718)
                                                                ---------------
         Net Assets                                             $ 1,133,295,382
                                                                ===============
Net Asset Value Per Share 125,332,134 shares outstanding
   (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE)              $          9.04
                                                                ===============

Statement of Operations
FOR THE YEAR ENDED SEPTEMBER 30, 2006


Net Investment Income:
Income
Interest
   (net of $25,436 foreign withholding tax)                        $ 83,347,401
Dividend                                                                196,456
Amendment, commitment and other loan fees                             1,046,123
                                                                   ------------
         Total Income                                                84,589,980
                                                                   ------------
Expenses
Investment advisory fee                                               9,522,115
Administration fee                                                    2,727,093
Transfer agent fees and expenses                                        522,646
Shareholder reports and notices                                         368,228
Professional fees                                                       300,837
Registration fees                                                       156,261
Trustees' fees and expenses                                              21,382
Custodian fees                                                           47,203
Other                                                                    98,602
                                                                   ------------
         Total Expenses                                              13,764,367
Less: expense offset                                                    (43,267)
                                                                   ------------
         Net Expenses                                                13,721,100
                                                                   ------------
         Net Investment Income                                       70,868,880
                                                                   ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain                                                    11,645,528
                                                                   ------------
Net Change in Unrealized Appreciation/Depreciation on:
Investments                                                         (20,576,505)
Unfunded commitments                                                   (380,288)
                                                                   ------------
         Net Depreciation                                           (20,956,793)
                                                                   ------------
         Net Loss                                                    (9,311,265)
                                                                   ------------
Net Increase                                                       $ 61,557,615
                                                                   ============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                                   FOR THE YEAR         FOR THE YEAR
                                                                       ENDED                ENDED
                                                                SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                                                ------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income                                             $   70,868,880     $   49,258,825
Net realized gain                                                     11,645,528         23,107,334
Net change in unrealized appreciation/depreciation                   (20,956,793)       (10,076,033)
                                                                  --------------     --------------
   Net Increase                                                       61,557,615         62,290,126
                                                                  --------------     --------------
Dividends to shareholders from net investment income                 (70,604,116)       (49,711,757)
Net increase (decrease) from transactions in shares
   of beneficial interest                                             74,239,166        (60,734,055)
                                                                  --------------     --------------
   Net Increase (Decrease)                                            65,192,665        (48,155,686)
Net Assets:
Beginning of Period                                                1,068,102,717      1,116,258,403
                                                                  --------------     --------------
End of Period
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF
   $1,317,017 AND $1,470,330, RESPECTIVELY)                       $1,133,295,382     $1,068,102,717
                                                                  ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

Statement of Cash Flows
FOR THE YEAR ENDED SEPTEMBER 30, 2006

Increase (Decrease) in Cash:
Cash Flows Used for Operating Activities:
Net increase in net assets from operations                                          $  61,557,615
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
   Purchases of investments                                                          (711,883,150)
   Principal repayments/sales of investments                                          654,696,968
   Net purchases of short-term investments                                             (8,555,507)
   Increase in interest receivables and prepaid expenses and other assets              (3,104,756)
   Decrease in accrued expenses and other payables                                       (109,736)
   Amortization of loan fees                                                              (27,790)
   Net loan fees received                                                                 351,015
   Payment-in-kind income                                                              (1,403,005)
   Accretion of discounts                                                              (1,139,200)
   Net realized gain on investments                                                   (11,645,528)
   Net change in unrealized appreciation on investments                                20,576,505
   Net change in unrealized depreciation on unfunded commitments                          380,288
                                                                                    -------------
      Net Cash Used for Operating Activities                                             (306,281)
                                                                                    -------------
Cash Flows Provided by Financing Activities:
Shares of beneficial interest sold                                                    234,824,856
Shares tendered                                                                      (194,345,135)
Dividends from net investment income (net of reinvested dividends of $32,399,805)     (38,093,355)
                                                                                    -------------
      Net Cash Provided by Financing Activities                                         2,386,366
                                                                                    -------------
Net Increase in Cash                                                                    2,080,085
Cash at Beginning of Year                                                               1,258,682
                                                                                    -------------
Cash at End of Year                                                                 $   3,338,767
                                                                                    =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006

1. Organization and Accounting Policies

Morgan Stanley Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. Effective November 2006, the Board approved the authorization of monthly repurchases for a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares. (Prior to November 2006, the Trust was authorized to make quarterly tender offers for all or a portion of its outstanding shares.)

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) Certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (2) Senior Loans for which quotations are unavailable are value based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available; (3) all other Senior Loans are valued at their fair value in accordance with procedures established in good faith by the Trustees; (4) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price;
(5) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (6) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (7) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees; and
(8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Trust may also invest directly with institutions in repurchase agreements. The Trust's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Senior Loans -- The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

Some of the Trust's Senior Loans are "Revolver Loans." For these loans, the Trust commits to provide funding up to the face amount of the loan. The amount drawn down by the borrower may vary during the term of the loan.

E. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Trust pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not exceeding $500 million; 0.85% to the portion of the daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.825% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.80% to the portion of the daily net assets exceeding $2.5 billion, but not exceeding $3 billion; and 0.775% to the portion of the daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/principal repayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2006, aggregated $722,854,159 and $655,712,905, respectively.

Shares of the Trust are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Adviser and the Distributor, the Investment Adviser compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Adviser will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the year ended September 30, 2006, the Investment Adviser has informed the Trust that it received $755,660 in early withdrawal charges.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2006 included in Trustees' fees and expenses in the Statement of

Operations amounted to $7,176. At September 30, 2006, the Trust had an accrued pension liability of $62,392 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                 SHARES         AMOUNT
                                                              -----------   --------------
Balance, September 30, 2004                                   123,800,578   $1,490,665,669
Shares sold                                                    16,159,520      147,086,233
Shares issued to shareholders for reinvestment of dividends     2,383,439       21,690,348
Shares tendered (four quarterly tender offers)                (25,194,683)    (229,510,636)
                                                              -----------   --------------
Balance, September 30, 2005                                   117,148,854    1,429,931,614
Shares sold                                                    26,031,076      236,184,496
Shares issued to shareholders for reinvestment of dividends     3,571,037       32,399,805
Shares tendered (four quarterly tender offers)                (21,418,833)    (194,345,135)
                                                              -----------   --------------
Balance, September 30, 2006                                   125,332,134   $1,504,170,780
                                                              -----------   --------------
                                                              -----------   --------------

5. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian.

6. Unfunded Loan Commitments

As of September 30, 2006, the Trust had unfunded loan commitments pursuant to the following loan agreements:

                                                      UNFUNDED    UNREALIZED
BORROWER                                             COMMITMENT   GAIN (LOSS)
--------------------------------------------------   ----------   -----------
American Cellular Corp.                               1,500,000    $   3,750
Arnold Magnetic Technologies Corp.                      403,040       (2,015)
Babcock & Wilcox Co.                                  4,000,000       30,000
CBRL Group, Inc.                                        488,275       (1,159)
Centennial Cellular Operating, Inc.                   2,250,000      (56,250)
CMP KC, LLC, (Cumulus)                                3,850,000     (308,000)
Dobson Cellular Systems, Inc.                         2,500,000      (43,750)
Domino's Inc.                                         5,000,000      (37,500)
DynCorp International, LLC                            5,000,000     (100,000)
Federal Mogul Corp.                                     159,678       (5,845)
Ferro Corp.                                           1,777,778        1,667
General Nutrition Centers, Inc.                       3,000,000      (82,500)
LSP Gen Finance Co., LLC                                  1,667           (2)
Lucite International Group Holdings                     556,162        4,004
M.G.M. Mirage                                         3,135,714      (85,580)
Metro-Goldwyn Mayer Studios, Inc.                       673,077      (20,192)
Pinnacle Entertainment, Inc.                          1,250,000           --
Primedia, Inc.                                        3,411,743     (102,352)
Select Medical Corp.                                  3,933,333     (118,000)
Standard Steel, LLC                                     142,857        1,071
Travelcenters of America, Inc.                        2,500,000      (62,500)
Venetian Macau Limited                                2,888,889       (1,505)
Wastequip, Inc.                                          81,972          205
                                                     ----------    ---------
                                                     48,504,185    $(986,453)
                                                     ==========    =========

The total value of the securities segregated for unfunded loan commitments was $49,474,269.

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                   FOR THE YEAR        FOR THE YEAR
                                       ENDED               ENDED
                                SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                ------------------   ------------------
Ordinary income                     $70,493,160          $49,584,534
                                    ===========          ===========

As of September 30, 2006, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income     $     716,782
Undistributed long-term gains                --
                                  -------------
Net accumulated earnings                716,782
Capital loss carryforward*         (359,430,874)
Temporary differences                (1,199,345)
Net unrealized depreciation         (10,961,961)
                                  -------------
Total accumulated losses          $(370,875,398)
                                  =============

* During the year ended September 30, 2006, the Trust utilized $12,053,160 of its net capital loss carryforward. As of September 30, 2006, the Trust had a net capital loss carryforward of $359,430,874 of which $41,511,323 will expire on September 30, 2010, $206,184,990 will expire on September 30, 2011 and $111,734,561 will expire on September 30, 2012 to offset future capital gains to the extent provided by regulations.

As of September 30, 2006, the Trust had temporary book/tax differences primarily attributable to tax adjustments and book amortization of discounts on revolver loans and term loans held by the Trust and permanent book/tax differences attributable to tax adjustments on revolver loans sold by the Trust. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated net realized loss was credited $418,077.

8. Legal Matters

On November 14, 2001, an alleged class action lawsuit was filed on behalf of certain investors in Morgan Stanley Prime Income Trust alleging that, during the period from November 1, 1998 through April 26, 2001, the Trust, its investment advisor and a related entity, its administrator, certain of its officers, and certain of its Trustees violated certain provisions of the Securities Act of 1933 and common law by allegedly misstating the Trust's net asset value in its prospectus, registration statement and financial reports. On November 8, 2002, the court denied defendants' motion to dismiss the complaint. On October 15, 2004 the parties entered into a Stipulation of Settlement to resolve the matter. Pursuant to the Stipulation of Settlement, on November 15, 2004, the lead Plaintiff filed a notice (i) seeking preliminary approval of the Settlement,
(ii) directing dissemination of a notice to the

Class and (iii) requesting a fairness hearing. On December 9, 2004, following a court conference, the Court issued an Order Preliminarily Approving the Proposed Settlement, Directing the Issuance of Notice to the Class, and Setting a Fairness Hearing for May 26, 2005. No objections to the settlement were raised at the Hearing, and the Court did not request a response from the parties to any objection submitted prior to the Hearing. Final approval of the settlement is pending before the Court. The insurers have agreed to reimburse the litigants to that effect on October 28, 2005 and November 3, 2005, respectively. On January 20, 2006, the Court granted final approval of the settlement, and dismissed Plaintiff's cause of action with prejudice. The insurers have reimbursed defendants for all appropriate settlement amounts. This case is now concluded.

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the Investment Adviser or its affiliates, including the Trust, were named as defendants in a consolidated class action. This consolidated action also named as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District Court for the Southern District of New York on April 16, 2004, generally alleged that defendants, including the Trust, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Trust, allegedly paid excessive commissions to brokers in return for their alleged efforts to recommend these funds to investors. The complaint sought, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. On July 2, 2004, defendants moved to dismiss the action. On March 9, 2005, plaintiffs filed a Motion for Leave to File a Supplemental Pleading that would, among other things, expand the allegations and alleged class. On April 14, 2006, the Court granted defendants' motion to dismiss in its entirety, with prejudice. Additionally, plaintiffs' Motion for Leave to File a Supplemental Pleading was denied. The time for plaintiffs to appeal the orders granting defendants' motion to dismiss and denying plaintiffs' motion for supplemental pleading has expired. This case is now concluded.

9. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Trust will adopt FIN 48 for the fiscal year ending 2008 and the impact to the Trust's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Morgan Stanley Prime Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                FOR THE YEAR ENDED SEPTEMBER 30,
                                 ---------------------------------------------------------------------------------------------
                                  2006     2005     2004      2003        2002      2001      2000     1999     1998     1997
                                 ------   ------   ------   -------      ------    ------    ------   ------   ------   ------
Selected Per Share Data:
Net asset value,
   beginning of period           $ 9.12   $ 9.02   $ 8.59   $  8.01      $ 8.62    $ 9.72    $ 9.87   $ 9.91   $ 9.95   $ 9.94
                                 ------   ------   ------   -------      ------    ------    ------   ------   ------   ------
Income (loss) from
   investment operations:
Net investment income              0.59     0.41     0.34      0.38        0.45      0.69      0.82     0.70     0.71     0.75
Net realized and
   unrealized gain (loss)         (0.08)    0.10     0.47      0.58       (0.64)    (1.11)    (0.16)   (0.05)   (0.03)      --
                                 ------   ------   ------   -------      ------    ------    ------   ------   ------   ------
Total income (loss)
   from investment
   operations                      0.51     0.51     0.81      0.96       (0.19)    (0.42)     0.66     0.65     0.68     0.75
                                 ------   ------   ------   -------      ------    ------    ------   ------   ------   ------
Less dividends from net
   investment income              (0.59)   (0.41)   (0.38)    (0.38)      (0.42)    (0.68)    (0.81)   (0.69)   (0.72)   (0.74)
                                 ------   ------   ------   -------      ------    ------    ------   ------   ------   ------
Net asset value, end of period   $ 9.04   $ 9.12   $ 9.02   $  8.59      $ 8.01    $ 8.62    $ 9.72   $ 9.87   $ 9.91   $ 9.95
                                 ======   ======   ======   =======      ======    ======    ======   ======   ======   ======
Total Return+                      5.74%    5.74%    9.65%    12.31%      (2.30)%   (4.54)%    6.87%    6.72%    7.14%    7.78%
Ratios to Average Net Assets:
Total expenses
   (before expense offset)         1.26%    1.30%    1.32%     1.36%(1)    1.29%     1.20%     1.21%    1.22%    1.29%    1.40%
Net investment income              6.50%    4.45%    3.75%     4.45%       5.15%     7.53%     8.26%    7.02%    7.17%    7.53%
Supplemental Data:
Net assets, end of period,
   in millions                   $1,133   $1,068   $1,116   $ 1,166      $1,378    $2,195    $2,884   $2,514   $1,997   $1,345
Portfolio turnover rate              62%      76%      94%       49%         27%       29%       45%      44%      68%      86%

----------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD. DIVIDENDS AND DISTRIBUTIONS ARE ASSUMED TO BE REINVESTED AT THE PRICES OBTAINED UNDER THE TRUST'S DIVIDEND REINVESTMENT PLAN.

(1)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Morgan Stanley Prime Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Prime Income Trust (the "Trust"), including the portfolio of investments, as of September 30, 2006, and the related statements of operations and cash flows for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Prime Income Trust as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
NEW YORK, NEW YORK
NOVEMBER 21, 2006

Morgan Stanley Prime Income Trust
RESULTS OF SPECIAL SHAREHOLDER MEETING (UNAUDITED)

On August 1, 2006, a Special Meeting of Shareholders of the Trust was scheduled in order to vote on the proposals set forth below. The proposals failed to obtain the necessary quorum in order to hold the meeting, and, therefore, the meeting was adjourned until August 23, 2006. The meeting was held on August 23, 2006 and the voting results with respect to these proposals were as follows:

(1) Election of Trustees:

                              FOR        WITHHOLD   ABSTAIN   BNV*
                           ----------   ---------   -------   ----
Frank L. Bowman            61,457,082   2,276,695      0       0
Kathleen A. Dennis         61,465,734   2,268,043      0       0
James F. Higgins           61,466,277   2,267,500      0       0
Joseph J. Kearns           61,489,800   2,243,977      0       0
Michael F. Klein           61,430,595   2,303,182      0       0
W. Allen Reed              61,400,193   2,333,584      0       0
Fergus Reid                61,401,941   2,331,836      0       0


(2) Amend the Trust's fundamental policy regarding the Trust's use of financial leverage:

                                                 FOR        AGAINST     ABSTAIN      BNV*
                                              ----------   ---------   ---------   ---------
To amend the Trust's fundamental policy
   regarding the use of  financial leverage   51,917,444   3,130,434   2,991,613   5,694,286

(3) Approve a new fundamental policy to allow the Trust to offer to repurchase its shares on a monthly basis:

                                                  FOR       AGAINST     ABSTAIN      BNV*
                                              ----------   ---------   ---------   ---------
Approve a new fundamental policy to allow
   the Trust to offer torepurchase its
   shares on a monthly basis                  53,410,459   1,936,814   2,692,218   5,694,286

(4) Elimination of certain fundamental investment restrictions:

                                                                   FOR        AGAINST     ABSTAIN      BNV*
                                                                ----------   ---------   ---------   ---------
Elimination of the fundamental policy restricting the Trust's
   ability to pledge assets                                     50,965,256   3,624,600   3,449,635   5,694,286
Elimination of the fundamental policy restricting purchases
   of  securities on margin                                     50,086,203   4,659,364   3,293,924   5,694,286
Elimination of the fundamental policy prohibiting
   investments in  oil, gas, and other types of minerals
   or mineral leases                                            50,985,055   3,842,521   3,211,915   5,694,286
Elimination of the fundamental policy prohibiting or
   restricting  the purchase of securities of issuers
   in which Trustees or Officers  have an interest              52,030,692   3,090,582   2,918,217   5,694,286
Elimination of the fundamental policy prohibiting
   investments for  purposes of exercising control              52,202,177   2,889,636   2,947,678   5,694,286
Elimination of the fundamental policy prohibiting
   the purchase of  common stocks                               51,275,725   3,577,201   3,186,565   5,694,286

(5) Modify certain fundamental investment restrictions for:

                                                                   FOR        AGAINST     ABSTAIN      BNV*
                                                                ----------   ---------   ---------   ---------
Modify fundamental policy regarding loans                       51,256,095   3,319,935   3,463,461   5,694,286
Modify fundamental policy regarding investment in
   commodities,  commodity contracts and futures contracts      51,037,320   3,900,569   3,101,602   5,694,286
Modify fundamental policy regarding issuance of senior
   securities                                                   51,925,986   2,762,439   3,351,066   5,694,286

(6) Reclassify certain fundamental policies as non-fundamental policies:

                                                                   FOR        AGAINST     ABSTAIN      BNV*
                                                                ----------   ---------   ---------   ---------
Reclassification as non-fundamental the fundamental policy
   regarding the short sale of securities                       50,639,380   3,781,594   3,618,517   5,694,286
Reclassification as non-fundamental the fundamental policy
   prohibiting investments in other investment companies        51,663,976   3,191,570   3,183,945   5,694,286
Reclassification as non-fundamental the fundamental policy
   on the purchase or sale of puts, calls, and combinations
   thereof                                                      50,436,138   3,990,457   3,612,896   5,694,286

----------
* BROKER "NON-VOTES ARE SHARES HELD IN STREET NAME FOR WHICH THE BROKER INDICATES THAT INSTRUCTIONS HAVE NOT BEEN RECEIVED FROM THE BENEFICIAL OWNERS OR OTHER PERSONS ENTITLED TO VOTE AND FOR WHICH THE BROKER DOES NOT HAVE DISCRETIONARY VOTING AUTHORITY.

Morgan Stanley Prime Income Trust
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND
                              POSITION(S)      TERM OF                                             COMPLEX
                                  HELD       OFFICE AND                                          OVERSEEN BY    OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS OF        WITH        LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST   INDEPENDENT         HELD BY
   INDEPENDENT TRUSTEE         REGISTRANT   TIME SERVED*                5 YEARS                   TRUSTEE**     INDEPENDENT TRUSTEE
---------------------------   -----------   ------------   -----------------------------------   -----------   ---------------------
Frank L. Bowman (61)          Trustee       Since August   President and Chief Executive         161           Director of the
c/o Kramer Levin                            2006           Officer of the Nuclear Energy                       National Energy
Naftalis & Frankel LLP                                     Institute (policy organization)                     Foundation, the U.S.
Counsel to the Independent                                 (since February 2005); Director or                  Energy Association,
Trustees                                                   Trustee of various Retail and                       the American Council
1177 Avenue of the Americas                                Institutional Funds (since August                   for Capital Formation
New York, NY 10036                                         2006) formerly variously, Admiral                   and the Armed
                                                           in the U.S. Navy, Director of Naval                 Services YMCA of the
                                                           Nuclear Propulsion Program and                      USA.
                                                           Deputy Administrator - Naval
                                                           Reactors in the National Nuclear
                                                           Security Administration at the U.S.
                                                           Department of Energy (1996-2004).
                                                           Honorary Knight Commander of the
                                                           Most Excellent Order of the British
                                                           Empire.

Michael Bozic (65)            Trustee       Since April    Private investor; Chairperson of      175           Director of various
c/o Kramer Levin                            1994           the Valuation, Insurance and                        business
Naftalis & Frankel LLP                                     Compliance Committee (since October                 organizations.
Counsel to the Independent                                 2006); Director or Trustee of the
Trustees                                                   Retail Funds (since April 1994) and
1177 Avenue of the Americas                                the Institutional Funds (since July
New York, NY 10036                                         2003); formerly Chairperson of the
                                                           Insurance Committee (July
                                                           2006-September 2006); Vice Chairman
                                                           of Kmart Corporation (December
                                                           1998-October 2000), Chairman and
                                                           Chief Executive Officer of Levitz
                                                           Furniture Corporation (November
                                                           1995-November 1998) and President
                                                           and Chief Executive Officer of
                                                           Hills Department Stores (May
                                                           1991-July 1995); variously
                                                           Chairman, Chief Executive Officer,
                                                           President and Chief Operating
                                                           Officer (1987-1991) of the Sears
                                                           Merchandise Group of Sears, Roebuck
                                                           & Co.

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND
                              POSITION(S)      TERM OF                                             COMPLEX
                                  HELD       OFFICE AND                                          OVERSEEN BY    OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS OF        WITH        LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST   INDEPENDENT         HELD BY
   INDEPENDENT TRUSTEE         REGISTRANT   TIME SERVED*                5 YEARS                   TRUSTEE**     INDEPENDENT TRUSTEE
---------------------------   -----------   ------------   -----------------------------------   -----------   ---------------------
Kathleen A. Dennis (53)       Trustee       Since August   President, Cedarwood Associates       161           None.
c/o Kramer Levin                            2006           (mutual fund consulting) (since
Naftalis & Frankel LLP                                     July 2006); Chairperson of the
Counsel to the Independent                                 Closed-End, Money Market and
Trustees                                                   Alternatives Sub-Committee of the
1177 Avenue of the Americas                                Investment Committee (since October
New York, NY 10036                                         2006) and Director or Trustee of
                                                           various Retail and Institutional
                                                           Funds (since August 2006);
                                                           formerly, Senior Managing Director
                                                           of Victory Capital Management
                                                           (1993-2006).

Edwin J. Garn (73)            Trustee       Since          Consultant; Director or Trustee of    175           Director of Franklin
1031 N. Chartwell Court                     January 1993   the Retail Funds (since January                     Covey (time
Salt Lake City, UT 84103                                   1993) and the Institutional Funds                   management systems),
                                                           (since July 2003); Member of the                    BMW Bank of North
                                                           Utah Regional Advisory Board of                     America, Inc.
                                                           Pacific Corp. (utility company);                    (industrial loan
                                                           formerly Managing Director of                       corporation), Escrow
                                                           Summit Ventures LLC (lobbying and                   Bank USA (industrial
                                                           consulting firm) (2000-2004);                       loan corporation);
                                                           United States Senator (R-Utah)                      United Space Alliance
                                                           (1974-1992) and Chairman, Senate                    (joint venture
                                                           Banking Committee (1980-1986),                      between Lockheed
                                                           Mayor of Salt Lake City, Utah                       Martin and the Boeing
                                                           (1971-1974), Astronaut, Space                       Company) and Nuskin
                                                           Shuttle Discovery (April 12-19,                     Asia Pacific
                                                           1985), and Vice Chairman, Huntsman                  (multilevel
                                                           Corporation (chemical company).                     marketing); member of
                                                                                                               the board of various
                                                                                                               civic and charitable
                                                                                                               organizations.

Wayne E. Hedien (72)          Trustee       Since          Retired; Director or Trustee of the   175           Director of The PMI
c/o Kramer Levin                            September      Retail Funds; (Since September                      Group Inc. (private
Naftalis & Frankel LLP                      1997           1997) and the Institutional Funds                   mortgage insurance);
Counsel to the Independent                                 (since July 2003); formerly                         Trustee and Vice
Trustees                                                   associated with the Allstate                        Chairman of The Field
1177 Avenue of the Americas                                Companies (1966-1994), most                         Museum of Natural
New York, NY 10036                                         recently as Chairman of The                         History; director of
                                                           Allstate Corporation (March                         various other
                                                           1993-December 1994) and Chairman                    business and
                                                           and Chief Executive Officer of its                  charitable
                                                           wholly-owned subsidiary, Allstate                   organizations.
                                                           Insurance Company (July
                                                           1989-December 1994).

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND
                              POSITION(S)      TERM OF                                             COMPLEX
                                  HELD       OFFICE AND                                          OVERSEEN BY    OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS OF        WITH        LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST   INDEPENDENT         HELD BY
   INDEPENDENT TRUSTEE         REGISTRANT   TIME SERVED*                5 YEARS                   TRUSTEE**     INDEPENDENT TRUSTEE
---------------------------   -----------   ------------   -----------------------------------   -----------   ---------------------
Dr. Manuel H. Johnson (57)    Trustee       Since July     Senior Partner, Johnson Smick         175           Director of NVR, Inc.
c/o Johnson Smick Group, Inc.               1991           International, Inc., (consulting                    (home construction);
888 16th Street, N.W.                                      firm); Chairperson of the                           Director of KFX
Suite 740                                                  Investment Committee (since October                 Energy; Director of
Washington, D.C. 20006                                     2006) and Director or Trustee of                    RBS Greenwich Capital
                                                           the Retail Funds (since July 1991)                  Holdings (financial
                                                           and the Institutional Funds (since                  holding company).
                                                           July 2003); Co-Chairman and a
                                                           founder of the Group of Seven
                                                           Council (G7C), an international
                                                           economic commission; formerly
                                                           Chairman of the Audit Committee
                                                           (July 1991-September 2006); Vice
                                                           Chairman of the Board of Governors
                                                           of the Federal Reserve System and
                                                           Assistant Secretary of the U.S.
                                                           Treasury.

Joseph J. Kearns (64)         Trustee       Since July     President, Kearns & Associates LLC    176           Director of Electro
c/o Kearns & Associates LLC                 2003           (investment consulting);                            Rent Corporation
PMB754                                                     Chairperson of the Audit Committee                  (equipment leasing),
23852 Pacific Coast Highway                                (since October 2006) and Director                   The Ford Family
Malibu, CA 90265                                           or Trustee of the Retail Funds                      Foundation, and the
                                                           (since July 2003) and the                           UCLA Foundation.
                                                           Institutional Funds (since August
                                                           1994); formerly Deputy Chairperson
                                                           of the Audit Committee (July
                                                           2003-September 2006) and
                                                           Chairperson of the Audit Committee
                                                           of the Institutional Funds (October
                                                           2001-July 2003); formerly CFO of
                                                           the J. Paul Getty Trust.

Michael F. Klein (47)         Trustee       Since August   Chief Operating Officer and           161           Director of certain
c/o Kramer Levin                            2006           Managing Director, Aetos Capital,                   investment funds
Naftalis & Frankel LLP                                     LLC (since March 2000); Chairman of                 managed or sponsored
Counsel to the Independent                                 the Fixed-Income Sub-Committee of                   by Aetos Capital LLC.
Trustees 1177 Avenue of the                                the Investment Committee (since
Americas                                                   October 2006) and Director or
New York, NY 10036                                         Trustee (since August 2006) of
                                                           various Retail and Institutional
                                                           Funds; formerly Managing Director,
                                                           Morgan Stanley & Co. Inc. and
                                                           Morgan Stanley Dean Witter
                                                           Investment Management, President,
                                                           Morgan Stanley Institutional Funds
                                                           (June 1998-March 2000) and
                                                           Principal, Morgan Stanley & Co.
                                                           Inc. and Morgan Stanley Dean Witter
                                                           Investment Management (August
                                                           1997-December 1999).

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND
                              POSITION(S)      TERM OF                                             COMPLEX
                                  HELD       OFFICE AND                                          OVERSEEN BY    OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS OF        WITH        LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST   INDEPENDENT         HELD BY
   INDEPENDENT TRUSTEE         REGISTRANT   TIME SERVED*                5 YEARS                   TRUSTEE**     INDEPENDENT TRUSTEE
---------------------------   -----------   ------------   -----------------------------------   -----------   ---------------------
Michael E. Nugent (70)        Chairman      Chairman of    General Partner of Triumph Capital,   175           None.
c/o Triumph Capital, L.P.     of the        the Board      L.P., a private investment
445 Park Avenue               Board and     since July     partnership; Chairman of the Board
New York, NY 10022            Trustee       2006 and       of the Retail Funds and
                                            Trustee        Institutional Funds (since July
                                            since July     2006) and Director or Trustee of
                                            1991           the Retail Funds (since July 1991)
                                                           and the Institutional Funds (since
                                                           July 2001); formerly Chairman of
                                                           the Insurance Committee (until July
                                                           2006); Vice President, Bankers
                                                           Trust Company and BT Capital
                                                           Corporation (1984-1988).

W. Allen Reed (59)            Trustee       Since August   Chairperson of the Equity Sub-        161           Director of GMAC
c/o Kramer Levin Naftalis                   2006           Commitee of the Investment                          (financial services),
& Frankel LLP                                              Committee (since October 2006) and                  GMAC Insurance
Counsel to the Independent                                 Director or Trustee (since August                   Holdings and Temple-
Trustees                                                   2006) of various Retail and                         Inland Industries
1177 Avenue of the Americas                                Institutional Funds. President and                  (Packaging, Banking
New York, NY 10036                                         CEO of General Motors Asset                         and Forrest
                                                           Management; Chairman and Chief                      Products); member of
                                                           Executive Officer of the GM Trust                   the Board of
                                                           Bank and Corporate Vice President                   Executives of the
                                                           of General Motors Corporation                       Morgan Stanley
                                                           (August 1994- December 2005).                       Capital International
                                                                                                               Editorial Board;
                                                                                                               Director of Legg
                                                                                                               Mason and Director of
                                                                                                               various investment
                                                                                                               fund advisory boards.

Fergus Reid (74)              Trustee       Since July     Chairman of Lumelite Plastics         176           Trustee and Director
c/o Lumelite Plastics                       2003           Corporation; Chairperson of the                     of certain investment
Corporation                                                Governance Committee and Director                   companies in the
85 Charles Colman Blvd.                                    or Trustee of the Retail Funds                      JPMorgan Funds
Pawling, NY 12564                                          (since July 2003) and the                           complex managed by
                                                           Institutional Funds (since June                     J.P. Morgan
                                                           1992).                                              Investment Management
                                                                                                               Inc.

Interested Trustee:

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND
                              POSITION(S)      TERM OF                                             COMPLEX
                                  HELD       OFFICE AND                                          OVERSEEN BY    OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS OF        WITH        LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST    INTERESTED         HELD BY
     INTERESTED TRUSTEE        REGISTRANT   TIME SERVED*                5 YEARS                   TRUSTEE**      INTERESTED TRUSTEE
---------------------------   -----------   ------------   -----------------------------------   -----------   ---------------------
James F. Higgins (58)         Trustee       Since          Director or Trustee of the Retail     175           Director of AXA
c/o Morgan Stanley Trust                    June 2000      Funds (since June 2000) and the                     Financial, Inc. and
Harborside Financial Center                                Institutional Funds (since July                     The Equitable Life
Plaza Two                                                  2003); Senior Advisor of Morgan                     Assurance Society of
Jersey City, NJ 07311                                      Stanley (since August 2000).                        the United States
                                                                                                               (financial services).

----------------
* THIS IS THE EARLIEST DATE THE TRUSTEE BEGAN SERVING THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. (THE "INVESTMENT ADVISER") (THE "RETAIL FUNDS") OR THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY AIP GP LP (THE "INSTITUTIONAL FUNDS").

** THE FUND COMPLEX INCLUDES ALL OPEN-END AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY THE INVESTMENT ADVISER AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISER THAT IS AN AFFILIATED PERSON OF THE INVESTMENT ADVISER (INCLUDING, BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC.) AS OF OCTOBER 2, 2006.

Executive Officers:

                                                 TERM OF
                               POSITION(S)      OFFICE AND
  NAME, AGE AND ADDRESS OF      HELD WITH       LENGTH OF
     EXECUTIVE OFFICER         REGISTRANT       TIME SERVED*              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------  ---------------  ---------------  ------------------------------------------------------------------
Ronald E. Robison (67)       President and    President since  President (since September 2005) and Principal Executive Officer
1221 Avenue of the Americas  Principal        September        (since May 2003) of funds in the Fund Complex; President (since
New York, NY 10020           Executive        2005 and         September 2005) and Principal Executive Officer (since May 2003)
                             Officer          Principal        of the Van Kampen Funds; Managing Director, Director and/or
                                              Executive        Officer of the Investment Adviser and various entities
                                              Officer since    affiliated with the Investment Adviser; Director of Morgan
                                              May 2003         Stanley SICAV (since May 2004). Formerly, Executive Vice
                                                               President (July 2003 to September 2005) of funds in the Fund
                                                               Complex and the Van Kampen Funds; President and Director of the
                                                               Institutional Funds (March 2001 to July 2003); Chief Global
                                                               Operating Officer of Morgan Stanley Investment Management Inc.;
                                                               Chief Administrative Officer of Morgan Stanley Investment
                                                               Advisors Inc.; Chief Administrative Officer of Morgan Stanley
                                                               Services Company Inc.

J. David Germany (52)        Vice President   Since February   Managing Director and (since December 2005) Chief Investment
Morgan Stanley Investment                     2006             Officer - Global Fixed Income of Morgan Stanley Investment
Management Ltd.                                                Management; Managing Director and Director of Morgan Stanley
25 Cabot Square                                                Investment Management Limited; Vice President of the Retail and
Canary Wharf, London                                           Institutional Funds (since February 2006).
United Kingdom E144QA

Dennis F. Shea (53)          Vice President   Since February   Managing Director and (since February 2006) Chief Investment
1221 Avenue of the Americas                   2006             Officer - Global Equity of Morgan Stanley Investment
New York, NY 10020                                             Management; Vice President of the Retail and Institutional
                                                               Funds (since February 2006). Formerly, Managing Director and
                                                               Director of Global Equity Research at Morgan Stanley.

Barry Fink (51)              Vice President   Since            Managing Director and General Counsel of Morgan Stanley
1221 Avenue of the Americas                   February 1997    Investment Management; Managing Director of the Investment
New York, NY 10020                                             Adviser and various entities affiliated with the Investment
                                                               Adviser; Vice President of the Retail Funds and (since
                                                               July 2003) the Institutional Funds. Formerly, Secretary, General
                                                               Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and
                                                               General Counsel of the Retail Funds.

Amy R. Doberman (44)         Vice President   Since July 2004  Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                    Management of Morgan Stanley Investment Management (since
New York, NY 10020                                             July 2004); Vice President of the Retail Funds and the
                                                               Institutional Funds (since July 2004); Vice President of the Van
                                                               Kampen Funds (since August 2004); Secretary (since February 2006)
                                                               and Managing Director (since July 2004) of the Investment
                                                               Adviser and various entities affiliated with the Investment
                                                               Adviser. Formerly, Managing Director and General Counsel -
                                                               Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (42)            Chief            Since October    Managing Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas  Compliance       2004             Stanley Investment Management (since October 2004); Managing
New York, NY 10020           Officer                           Director and Chief Compliance Officer of Morgan Stanley
                                                               Investment Management. Formerly, Assistant Secretary and
                                                               Assistant General Counsel of the Retail Funds.

                                                 TERM OF
                               POSITION(S)      OFFICE AND
  NAME, AGE AND ADDRESS OF      HELD WITH       LENGTH OF
     EXECUTIVE OFFICER         REGISTRANT       TIME SERVED*              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------  ---------------  ---------------  ------------------------------------------------------------------
Stefanie V. Chang Yu (39)    Vice President   Since            Executive Director of the Investment Adviser and various entities
1221 Avenue of the Americas                   December 1997    affiliated with the Investment Adviser; Vice President of the
New York, NY 10020                                             Retail Funds (since July 2002) and the Institutional Funds (since
                                                               December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Francis J. Smith (41)        Treasurer and    Treasurer since  Executive Director of the Investment Adviser and various entities
c/o Morgan Stanley Trust     Chief Financial  July 2003 and    affiliated with the Investment Adviser; Treasurer and Chief
Harborside Financial Center  Officer          Chief Financial  Financial Officer of the Retail Funds (since July 2003).
Plaza Two                                     Officer since    Formerly, Vice President of the Retail Funds (September 2002 to
Jersey City, NJ 07311                         September 2002   July 2003).

Mary E. Mullin (39)          Secretary        Since June 1999  Executive Director of the Investment Adviser and various entities
1221 Avenue of the Americas                                    affiliated with the Investment Adviser; Secretary of the Retail
New York, NY 10020                                             Funds (since July 2003) and the Institutional Funds (since
                                                               June 1999).

----------
* THIS IS THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL FUNDS OR THE INSTITUTIONAL FUNDS.

TRUSTEES
Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

OFFICERS
Michael E. Nugent
CHAIRMAN OF THE BOARD

Ronald E. Robison
PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

J. David Germany
VICE PRESIDENT

Dennis F. Shea
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang Yu
VICE PRESIDENT

Francis J. Smith
TREASURER AND CHIEF FINANCIAL OFFICER

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Trust. For more detailed information about the Trust, its fees and expenses and other pertinent information, please read its Prospectus. The Trust's Statement of Additional Information contains additional information about the Trust, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2006 Morgan Stanley

Morgan Stanley

MORGAN STANLEY FUNDS

Morgan Stanley
Prime Income Trust

Annual Report
September 30, 2006

Morgan Stanley

XPIRPT-RA06-01032P-Y09/06

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

     (1) The Trust's Code of Ethics is attached hereto as Exhibit 12 A.

     (2) Not applicable.

     (3) Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2006

                           REGISTRANT    COVERED ENTITIES(1)

   AUDIT FEES                $72,600          N/A
   NON-AUDIT FEES
      AUDIT-RELATED FEES     $   531(2)       $5,328,768(2)
      TAX FEES               $ 5,400(3)       $1,640,675(4)
      ALL OTHER FEES         $    --          $       --(5)
   TOTAL NON-AUDIT FEES      $ 5,931          $6,969,443
   TOTAL                     $78,531          $6,696,443

2005

                           REGISTRANT    COVERED ENTITIES(1)

   AUDIT FEES                $71,387          N/A
   NON-AUDIT FEES
      AUDIT-RELATED FEES     $   540(2)       $3,215,745(2)
      TAX FEES               $ 5,746(3)       $   24,000(4)
      ALL OTHER FEES         $    --          $       --(5)
   TOTAL NON-AUDIT FEES      $ 6,286          $3,239,745
   TOTAL                     $77,673          $3,239,745

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.

(4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5) All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                                                      APPENDIX A

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                    AS ADOPTED AND AMENDED JULY 23, 2004,(1)

     1.   STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

     2. DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     3. AUDIT SERVICES

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     4. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     5. TAX SERVICES

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     6. ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

     8. PROCEDURES

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

     9. ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

     10. COVERED ENTITIES

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

          MORGAN STANLEY RETAIL FUNDS
          Morgan Stanley Investment Advisors Inc.
          Morgan Stanley & Co. Incorporated
          Morgan Stanley DW Inc.
          Morgan Stanley Investment Management Inc.
          Morgan Stanley Investment Management Limited
          Morgan Stanley Investment Management Private Limited
          Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
          Van Kampen Asset Management

          Morgan Stanley Services Company, Inc.
          Morgan Stanley Distributors Inc.
          Morgan Stanley Trust FSB

          MORGAN STANLEY INSTITUTIONAL FUNDS
          Morgan Stanley Investment Management Inc.
          Morgan Stanley Investment Advisors Inc.
          Morgan Stanley Investment Management Limited
          Morgan Stanley Investment Management Private Limited
          Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
          Morgan Stanley & Co. Incorporated
          Morgan Stanley Distribution, Inc.
          Morgan Stanley AIP GP LP
          Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6. Schedule of Investments

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund's and its Investment Advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

INTRODUCTION - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services' Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

PROXY RESEARCH SERVICES - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

VOTING PROXIES FOR CERTAIN NON-U.S. COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     i.   GENERAL.

     1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

          -    Approval of financial statements, director and auditor reports.

          -    General updating/corrective amendments to the charter.

          - Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

     3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

     4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

     5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

     6. Proposals to require the company to expense stock options will be supported.

     7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

     8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

     9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

     ii. ELECTION OF DIRECTORS. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted IN SUPPORT of nominees of management.

     1.   The following proposals generally will be supported:

          - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.


     2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

          (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

          (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

          (c) A direct conflict exists between the interests of the nominee and the public shareholders;

          (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

          (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

          (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

     iii. AUDITORS

     1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

     2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

     3.   Proposals to indemnify auditors will not be supported.

     iv.  ANTI-TAKEOVER MATTERS

     1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

     2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          - Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     2.   The following proposals generally will not be supported
          (notwithstanding management support).

          - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Proposals to create "blank check" preferred stock.

          -    Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

     4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

     2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     i.   CORPORATE TRANSACTIONS

          - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

     ii.  COMPENSATION

          - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

          - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

     iii. OTHER

          -    Proposals for higher dividend payouts.

          - Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

          - Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

          - Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

          - Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV.  ADMINISTRATION OF POLICY

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

          (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the

               Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

          1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

          2. A material conflict of interest could exist in the following situations, among others:

          (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

          (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

          (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.   PROXY VOTING REPORTS

          (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

          (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

Item 8. Portfolio Managers of Closed-End Management Investment Companies Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                                                       (d) MAXIMUM NUMBER (OR
                                                                (c) TOTAL NUMBER OF    APPROXIMATE DOLLAR
                                                                SHARES (OR UNITS)      VALUE) OF SHARES (OR
                 (a) TOTAL NUMBER OF                            PURCHASED AS PART OF   UNITS) THAT MAY YET BE
                 SHARES (OR UNITS)     (b) AVERAGE PRICE PAID   PUBLICLY ANNOUNCED     PURCHASED UNDER THE
PERIOD           PURCHASED             PER SHARE (OR UNIT)      PLANS OR PROGRAMS      PLANS OR PROGRAMS
-------------------------------------------------------------------------------------------------------------
mo-da-year ---
mo-da-year                                                               N/A                     N/A
mo-da-year ---
mo-da-year                                                               N/A                     N/A
mo-da-year ---
mo-da-year                                                               N/A                     N/A
mo-da-year ---
mo-da-year                                                               N/A                     N/A
mo-da-year ---
mo-da-year                                                               N/A                     N/A
mo-da-year ---
mo-da-year                                                               N/A                     N/A
mo-da-year ---
mo-da-year                                                               N/A                     N/A
mo-da-year ---
mo-da-year                                                               N/A                     N/A
mo-da-year ---
mo-da-year                                                               N/A                     N/A
mo-da-year ---
mo-da-year                                                               N/A                     N/A
mo-da-year ---
mo-da-year                                                               N/A                     N/A
mo-da-year ---
mo-da-year                                                               N/A                     N/A
Total                                                                    N/A                     N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Prime Income Trust


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
November 21, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
November 21, 2006


/s/ Francis Smith
-------------------------------------
Francis Smith
Principal Financial Officer
November 21, 2006